                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                              File No. 001-13639
[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   ONTRO, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

            N/A

2)    Aggregate number of securities to which transaction applies:

            N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            N/A

4)    Proposed maximum aggregate value of transaction:

            N/A

5)    Total fee paid:     $______________

[ ]   Fee paid previously with preliminary materials.

                                 [Company Logo]

October [__], 2002

Dear Stockholder:

         It is my pleasure to invite you to Ontro's 2002 Annual Meeting of Stockholders.

         We will hold the meeting on Monday, November [11], 2002 at 2 P.M. Pacific Standard Time at our corporate offices at 13250 Gregg Street, Poway, California 92064. In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting and provides information about Ontro.

         Please note that only stockholders of record at the close of business on [October 15, 2002] may vote at the meeting. Your vote is important. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

         We look forward to seeing you at the meeting.

         Very truly yours,

         James A. Scudder
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

----------------------- ------------------------------------------------
          Date:                 November [11], 2002
          Time:                 2 P.M.
          Place:                13250 Gregg Street
                                Poway, California 92064

----------------------- ------------------------------------------------

Dear Stockholders:

The Annual Meeting of Stockholders of Ontro, Inc. will be held at its corporate offices at 13250 Gregg Street, Poway, California 92064, on Monday, November [11], 2002, at 2 P.M., Pacific Standard Time.

At our annual meeting we will ask you to:

1. Elect directors, each to serve until a successor has been duly elected and qualified;

2. Ratify the appointment of KPMG LLP as Ontro's independent public accountants for fiscal year 2002;

3. Approve the change of Ontro's state of incorporation from the State of California to the State of Delaware;

4. Approve an amendment to Ontro's 1996 Omnibus Stock Plan increasing the number of shares of common stock authorized for issuance under the Plan from 1,545,400 to 10,000,000;

5. Approve the buyout proposal to purchase all common stock shares of Ontro held by Aura (Pvt.) Ltd.;

6. Approve a proposed issuance of Ontro's common stock in connection with the August 2002 private placement of Ontro's convertible debt securities;

7. Approve a proposed issuance of Ontro's common stock in connection with the September 2002 private placement of Ontro's convertible debt securities;

8. Approve a future issuance of Ontro's common stock in connection with a private placement; and

9. Transact any other business that may properly be presented at the annual meeting or any adjournments thereof.

If you were a stockholder of record at the close of business on [October 15, 2002,] you may vote at the annual meeting.

                                             By Order of the Board of Directors,

                                             Kevin A. Hainley
                                             SECRETARY
Poway, California
October __, 2002

                                   ONTRO, INC.

                                 PROXY STATEMENT
                             DATED OCTOBER __, 2002
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the board of directors of Ontro, Inc., a California corporation (Ontro), is soliciting your proxy vote at the 2002 Annual Meeting of Stockholders. This proxy statement summarizes the information you need to vote intelligently on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card.

HOW MANY VOTES DO I HAVE?

         We will be sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about [October 17, 2002] to all stockholders. Stockholders who owned Ontro's common stock at the close of business on [October 15, 2002] (Record Date) are entitled to one vote for each share of common stock they held on that date, in all matters properly brought before the annual meeting.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

         We will address the following proposals at the annual meeting:

1. Election of directors, each to serve until a successor has been duly elected and qualified;

2. Ratification of the appointment of KPMG LLP as Ontro's independent public accountants for fiscal year 2002;

3. Approval of the change of Ontro's state of incorporation from the State of California to the State of Delaware;

4. Approval of an amendment to Ontro's 1996 Omnibus Stock Plan increasing the number of shares of common stock authorized for issuance under the Plan from 1,545,400 to 10,000,000;

5. Approval of the buyout proposal to purchase all common stock shares of Ontro held by Aura (Pvt.) Ltd.;

6. Approval of a proposed issuance of Ontro's common stock in connection with the August 2002 private placement of Ontro's convertible debt securities;

7. Approval of a proposed issuance of Ontro's common stock in connection with the September 2002 private placement of Ontro's convertible debt securities;

8. Approval of a future issuance of Ontro's common stock in connection with a private placement; and

9. Transaction of any other business that may properly be presented at the annual meeting or any adjournments thereof.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

         The annual meeting will be postponed if a quorum is not present on November [11], 2002. If more than half of all of the shares of stock entitled to vote at the annual meeting is present in person or by proxy, a quorum is present and business can be transacted. If a quorum is not present, the annual meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

HOW DO I VOTE IN PERSON?

         If you plan to attend the annual meeting on November [11], 2002, or at a later date if it were postponed, at our corporate offices at 13250 Gregg Street, Poway, California 92064 and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

         o "FOR" the election of the directors, each to serve until a successor has been duly elected and qualified;
         o "FOR" the ratification of the appointment of KPMG LLP as Ontro's independent public accountants for fiscal year 2002;
         o "FOR" the approval of the change of Ontro's state of incorporation from the State of California to the State of Delaware;

         o "FOR" the approval of an amendment to Ontro's 1996 Omnibus Stock Plan increasing the number of shares of common stock authorized for issuance under the Plan from 1,545,400 to 10,000,000;
         o "FOR" the approval of the buyout proposal to purchase all common stock shares of Ontro held by Aura (Pvt.) Ltd.;
         o "FOR" the approval of a proposed issuance of Ontro's common stock in connection with the August 2002 private placement of Ontro's convertible debt securities;
         o "FOR" the approval of a proposed issuance of Ontro's common stock in connection with the September 2002 private placement of Ontro's convertible debt securities; and
         o "FOR" the approval of a future issuance of Ontro's common stock in connection with a private placement.

If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date.
         o You may notify Ontro in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the annual meeting, that you are revoking your proxy.
         o        You may vote in person at the annual meeting.

WHERE ARE ONTRO'S PRINCIPAL EXECUTIVE OFFICES?

         Our principal executive offices are located at 13250 Gregg Street, Poway, California 92064. Our telephone number is (858) 486-7200.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL 1:  ELECTION OF DIRECTORS.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 1. If you do not vote "FOR" on your proxy card, your vote will not count either "for" or "against" the nominee.]

         PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 2.]

         PROPOSAL 3: APPROVAL OF THE CHANGE OF ONTRO'S STATE OF INCORPORATION FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 3.]

         PROPOSAL 4: APPROVAL OF AN AMENDMENT TO ONTRO'S 1996 OMNIBUS STOCK PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 1,545,400 TO 10,000,000.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 4.]

         PROPOSAL 5: APPROVAL OF THE BUYOUT PROPOSAL TO PURCHASE ALL COMMON STOCK SHARES OF ONTRO HELD BY AURA (PVT.) LTD.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 5.]

         PROPOSAL 6: APPROVAL OF A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH THE AUGUST 2002 PRIVATE PLACEMENT OF ONTRO'S CONVERTIBLE DEBT SECURITIES.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 6.]

         PROPOSAL 7: APPROVAL OF A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH THE SEPTEMBER 2002 PRIVATE PLACEMENT OF ONTRO'S CONVERTIBLE DEBT SECURITIES.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 7.]

         PROPOSAL 8: APPROVAL OF A FUTURE ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH A PRIVATE PLACEMENT.

         [The affirmative vote of a majority of the shares present and voting at the Annual Meeting is required for the approval of Proposal 8.]

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The board of directors has not proposed any action for which the laws of the State of California, the Articles of Incorporation or By-laws of Ontro provide a right of a stockholder to dissent and obtain payment for shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

         Ontro will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We reserve the right to hire a solicitor, at the expense of Ontro, if we determine that the use of a solicitor may further the solicitation process.

HOW CAN I OBTAIN ADDITIONAL INFORMATION REGARDING ONTRO?

         Ontro is subject to the informational requirements of the Securities Exchange Act of 1934 (Exchange Act), which requires that Ontro file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Ontro, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, Ontro's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661, and at 233 Broadway, New York, NY 10279. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

                     INFORMATION ABOUT ONTRO STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF ONTRO?

         The common stock votes constitute the only voting securities of Ontro. As of the Record Date, Ontro had [10,901,715] shares of common stock issued and outstanding. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be "beneficial owners" of more than 5% of the common stock:

NAME AND ADDRESS                NUMBER OF SHARES             % OF COMMON STOCK
OF BENEFICIAL OWNER (1)        BENEFICIALLY OWNED          BENEFICIALLY OWNED(2)
----------------------------- ----------------------  --------------------------
Aura (Pvt.) Ltd.(3)                [4,274,290]                    [35.5%]
65 C 1 Gulburg 3
Lahore, Pakistan

Mahmud Trust
BSI AG
Windsor House
39 King Street                        850,000                      [7.8%]
London EC2V 8DQ

James A. Scudder (4)
c/o Ontro, Inc.,
13250 Gregg Street,
Poway, CA 92064                      [791,783]                     [7.1%]

James L. Berntsen (5)
c/o Ontro, Inc.,
13250 Gregg Street,
Poway, CA 92064                      [687,268]                     [6.2%]

--------------
(1) Unless noted, all of such shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.
(2) As to each person or entity named as beneficial owners, such person's or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the Record Date hereof have been exercised or converted, as the case may be.
(3) Includes 1,150,080 shares subject to options and warrants exercisable within 60 days of October 15, 2002. On September 7, 2002, Ontro and Aura (Pvt.) Ltd., a Pakistani corporation and the largest stockholder of Ontro (Aura), executed a buyout proposal letter. As of the date of this proxy statement, the buyout proposal has not been reduced to a binding agreement and, thus, is not binding on Ontro. Under the terms and conditions of the buyout proposal, Aura agreed to sell to Ontro and to a third-party investor group designated and authorized by Ontro's board of directors (Investor Group) all shares of Ontro's common stock held by Aura as of the date of the buyout proposal (Aura Shares). Aura further agreed to cancel and surrender all interest in the existing underwriters representatives' options assigned to Aura by one underwriter following Ontro's initial public offering as well as warrants issued pursuant to certain Exclusive Finder's Fee Agreements, by and between Aura and Ontro. In the event that the buyout proposal is reduced to a binding agreement and executed by both Aura and Ontro, the Investor Group would be responsible for the first installation in the amount of approximately $1,550,000, or $0.50 per share, and, Ontro would be responsible for the remaining payments under the agreed upon payment schedule and is to disburse such payments in the event Ontro meets certain performance milestones as provided in the buyout proposal; in addition, Ontro may be required to issue additional securities to the Investor Group to cause the buyout to be consummated. On September 8, 2002, Aura and Ontro executed a Standstill Agreement. In accordance with the terms and provisions of this Agreement, Aura and its respective affiliates agreed, INTER ALIA, (i) not to acquire any beneficial interest in any equity securities of Ontro, (ii) not to vote any voting securities of Ontro, and (iii) not to participate in any solicitation of proxies. Aura also granted an irrevocable proxy coupled with interest to the Chief Executive Officer of Ontro to vote all Ontro's shares held by Aura in the name of Aura in the same manner and proportion as the shares held by all Ontro's stockholders. [Effective on October __, 2002, Aura executed an amendment to the Aura Standstill granting its proxy to Ontro's Chief Executive Officer to vote all Aura Shares "FOR" proposals included in this proxy statement and presented to the Ontro stockholders at the annual meeting.] The Standstill Agreement expires on September 12, 2012. Under the provisions of Rule 13d-3 of the Exchange Act, a person is a beneficial owner of a security if the person has one or both of powers: (i) to vote or to direct the voting of a security, or
(ii) to dispose of the security or to direct its disposition. By granting an irrevocable proxy coupled with interest as provided under the terms and provisions of the Aura Standstill, Aura has divested itself of the power to vote the Aura Shares. Furthermore, Aura also agreed to limit its power to dispose of the Aura shares for the duration of ten (10) years from the date of the Aura Standstill by agreeing not to sell the Aura Shares in the open market unless such sale is effected in compliance with the restrictions on volume, manner of sale and any other applicable restrictions imposed pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933 (Securities Act), whether or not such sale is effected in reliance on Rule 144 and notwithstanding that the provisions of Rule 144(e) may be applicable to the transaction. Aura also agreed not to sell or transfer Aura Shares unless it first sends to Ontro a written notice 14 days in advance of the proposed closing date of the intended sale (i) describing the identity of the prospective purchaser of the Aura Shares, and the material terms of the consideration to be paid for the Aura Shares, (ii) representing and warranting to Ontro that the intended sale is bona fide and was negotiated at arms length and that the intended purchaser is not affiliated with Aura or its affiliates and (iii) affording Ontro the absolute and irrevocable right and opportunity for a period of 45 days following the receipt of Aura's written notice to purchase the Aura Shares on the same terms and conditions. In connection with the buyout proposal and Standstill Agreement, Ontro filed a Current Report on Form 8-K on September 19, 2002, which filing contains copies of each respective agreement. For more detailed description of the underlying transaction refer to the Proposal 5 discussion of this proxy statement.
(4) President and Chief Executive Officer of Ontro. Includes 270,509 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.
(5) Executive Vice President of Ontro. Includes 266,145 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

         The following table shows, as of the Record Date, the common stock of Ontro owned by each director and executive officer. As of the Record Date, all of the present directors, as a group of 4 persons, own beneficially [1,775,972] shares (a beneficial ownership of [15.2%]) and all of the present directors and executive officers, a group of 6 persons, own beneficially [2,283,381] shares (a beneficial ownership of [18.7]%) of the Ontro common stock.

                                                   NUMBER OF SHARES                 % OF COMMON STOCK
 NAME AND ADDRESS OF BENEFICIAL OWNER (1)(3)      BENEFICIALLY OWNED              BENEFICIALLY OWNED(2)
-----------------------------------------------------------------------------------------------------------------
James L. Berntsen                                    [687,268](4)                        [6.2]%
Kevin A. Hainley                                     [332,076](5)                        [3.0]%
Douglas W. Moul                                      [151,008](6)                        [1.4]%
James A. Scudder                                     [791,783](7)                        [7.1]%
Michael S. Slocum                                    [175,333](8)                        [1.6]%
Carroll E. Taylor                                    [145,913](9)                        [1.3]%

All Executive Officers and Directors as a
Group (6 persons)                                 [2,283,381](10)                        [18.7%]


1 Unless noted, all listed shares of common stock are owned of record by each person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.
2 As to each person or entity named as beneficial owner, that person's or entity's percentage of ownership is determined based on the assumption that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the Record Date have been exercised or converted, as the case may be.
3 The address for all directors and executive officers is c/o Ontro, Inc., 13250 Gregg Street, Poway, California 92064.
4 Includes 266,145 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.
5 Includes 312,076 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.
6 Includes 137,056 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.
7 Includes 270,509 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.
8 Includes 175,333 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.
9 Includes 135,266 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002.
10 Includes 1,296,385 shares subject to currently exercisable options or options exercisable within 60 days of October 15, 2002 and held by all executive officers and directors as a group.

DO ANY OF THE OFFICERS AND DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

         To the extent any officers or directors of Ontro are holders of Ontro's securities, their interests in the outcome of the Proposal 3 would be the same (on a pro-rata basis) as any other stockholder. Ontro's officers and directors have an interest in the outcome of Proposal 4 as that Proposal concerns the adoption of 1996 Omnibus Stock Plan. (See Proposal 4 discussion for a more detailed description of the terms and provisions of the 1996 Omnibus Stock
Plan). Kevin A. Hainley, Chief Financial Officer of Ontro, has an interest in the outcome of Proposal 7 of this proxy statement as an individual investor participant of the September 2002 private placement. To the best of Ontro's knowledge, no other directors or officers have an interest, direct or indirect, in any of the other matters to be acted upon.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 2001?

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of Ontro with the SEC. Officers, directors, and greater than ten percent stockholders are required by SEC regulation to furnish Ontro with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to Ontro pursuant to Rule 16a-3 under the Exchange Act during the most recent fiscal year and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2001.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of Ontro are (respective ages are given as of October 15, 2002):

      NAME                AGE                         TITLE
--------------------------------------------------------------------------------
James L. Berntsen         46           Executive Vice President and Director

Kevin A. Hainley          45           Chief Financial Officer and Secretary

Douglas W. Moul           66           Director

                                       President, Chief Executive Officer and
James A. Scudder          46           Director

Michael S. Slocum         33           Vice President of Science and Engineering

Carroll E. Taylor         62           Director

         Ontro's Articles of Incorporation set the board size at five (5) directors. The Articles also provide for a classified board of directors designated as Class I and Class II. After the initial term of office of each class, each class shall have a term of two years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a two-year term. The classified director provisions of Ontro's Articles of Incorporation are not presently in effect but will automatically become effective when Ontro's common stock is listed on the National Market System (NMS) operated by The Nasdaq Stock Market, Inc. (Nasdaq), the New York Stock Exchange (NYSE) or the American Stock Exchange (AMEX), and Ontro has at least 800 stockholders as of the record date for the most recent annual meeting of stockholders. The classification of directors has the effect of requiring more time to change the composition of a majority of the board of directors. The board of directors currently consists of four (4) members -- James L. Berntsen, Douglas W. Moul, James A. Scudder, and Carroll E. Taylor, all of whom are standing for re-election for a one-year term at the annual meeting. Currently, there is a vacancy on the board of directors resulting from the August 7, 2002 resignation of Mir Saied Kashani, Aura's sole representative on the Ontro board of directors.

         Biographical information with respect to the present executive officers and directors of Ontro are set forth below. There are no family relationships between any present executive officers or directors. All directors currently serve for a term of one year until the next annual meeting.

         JAMES L. BERNTSEN, a co-founder of the Company has been a director of the Company since its inception in November 1994. He currently serves as Executive Vice President.

         KEVIN A. HAINLEY was hired as Chief Financial Officer in December 1996. Prior to that he was Corporate Controller for HomeTown Buffet, Inc. from 1992 to 1996. He holds a B.A. degree in Communications and Theology from the University of Portland and an M.B.A. from Portland State University.

         DOUGLAS W. MOUL has been a director since December, 1997. Mr. Moul is a director for the following companies: Morgan Foods Inc. of Austin, Indiana; Shorr Packaging of Aurora, Illinois; and National Fruit Product Company of Winchester, Virginia. He holds a B.S. degree in Mechanical Engineering from the University of British Columbia. Mr. Moul has been a consultant for the last five years.

         MICHAEL S. SLOCUM has served as Vice President of Science and Engineering for the Company since May 2001. Dr. Slocum was hired by the Company as its Chief Scientist in July 1999. From January 1997 to 1999, Dr. Slocum owned his own consulting firm, The Inventioneering Company, where he provided consulting services to numerous businesses on technical problems. From 1996 to 1998, he was chief scientist at ITT Space and Defense. He has served as an adjunct assistant professor and a member of the graduate faculty at North Carolina State University. Dr. Slocum received his B.S.E.E.; M.S.E.E. and his Ph.D. degree in Physics from Trinity College and University. Dr. Slocum is currently an editor for the TRIZ Journal.

         JAMES A. SCUDDER, a co-founder of the Company has been a director of the Company since its inception in November, 1994. He currently serves as Chairman of the Board, President and Chief Executive Officer.

         CARROLL E. TAYLOR has been a director since September 1998. He holds a B.S. degree in Chemical Engineering from the University of Southern California and an M.B.A. degree from the University of Cincinnati. He is a private investor.

         Each officer of Ontro is appointed by the board of directors and holds his office at the pleasure and direction of the board of directors or until such time of his resignation or death.

         There are no material proceedings to which any director, officer or affiliate of Ontro, any owner of record or beneficially of more than five percent of any class of voting securities of Ontro, or any associate of any such director, officer, affiliate of Ontro or security holder is a party adverse to Ontro or any of its subsidiaries or has a material interest adverse to Ontro or any of its subsidiaries.

         In the event that Proposals 1 and 3 of this proxy statement relating to election of directors and Ontro's reincorporation from the State of California to the State of Delaware are approved by the stockholders, the board of directors will consist of five (5) members including two (2) directors of Ontro California (Moul and Taylor), and all three (3) directors of Ontro Delaware (Reinhard, Simon, and Hutchison). As discussed in Proposals 1 and 3 of this proxy statement, two (2) current directors of Ontro California, Scudder and Berntsen, will not join the Ontro Delaware board of directors. See Proposal 3 of this proxy statement for further information, including biographical information regarding the directors of Ontro Delaware.

THE BOARD OF DIRECTORS

         The board of directors oversees the business affairs of Ontro and monitors the performance of management. The board of directors held 8 meetings during the fiscal year ended December 31, 2001. During the fiscal year ended December 31, 2001, no incumbent director attended fewer than 75 percent of the meetings of the board of directors or of the committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

         AUDIT COMMITTEE. The Audit Committee is responsible for making recommendations to the board of directors concerning the selection and engagement of Ontro's independent certified public accountants and for reviewing the scope of the annual audit, audit fees, and results of the audit.

         The Audit Committee also reviews and discusses with management and the board of directors such matters as accounting policies and internal accounting controls, and procedures for preparation of financial statements. Messrs. Moul and Taylor are the current members of the Audit Committee. Messrs. Moul and Taylor are independent, non-employee directors. The Audit Committee held three
(3) meetings during the fiscal year ended December 31, 2001. For more information on the Audit Committee activities in the fiscal year ended December 31, 2001 refer to the Proposal 2 discussion.

         On October [__], 2002, the board of directors of Ontro Delaware, a corporation organized for the sole purpose of effecting the re-incorporation of Ontro California from the State of California to the State of Delaware, approved and adopted its Audit Committee Charter. The Audit Committee Charter reflects certain changes in compliance with the most recent regulatory developments including, but not limited to the Sarbanes-Oxley Act of 2002. A copy of the Ontro Delaware Audit Committee Charter is attached as Appendix A to this proxy statement. In the event that Proposal 3 of this proxy statement is approved by the required vote of the Ontro California stockholders, the Audit Committee of the surviving entity, Ontro Delaware, will consist of three (3) or more independent directors appointed by the board of directors.

         COMPENSATION COMMITTEE. The Compensation Committee approves the compensation for executive employees of Ontro. Messrs. Moul and Taylor are two current members of the Compensation Committee. The Compensation Committee held one (1) meeting during the fiscal year ended December 31, 2001. In the event that Proposal 3 of this proxy statement is approved by the required vote of the Ontro California stockholders, the Compensation Committee of the surviving entity, Ontro Delaware, will consist of three (3) or more independent directors appointed by the board of directors.

         We have no executive, nominating, special or finance committee or any committees serving similar functions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Moul and Taylor are two current members of the Compensation Committee. Neither of these individuals was at any time during the 2001 fiscal year, or at any other time, an officer or an employee of Ontro. No executive officer of Ontro serves as a member of the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of Ontro's board of directors or its Compensation Committee.

AUDIT COMMITTEE REPORT

         The audit committee performed the following functions:

         o reviewed and discussed Ontro's audited financial statements with management;
         o discussed with Ontro's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AUss. 380); SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements;
         o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence in accordance with SEC Rule 201-2.01; and
         o based on the review and discussions above, the Audit Committee recommended to the board of directors that the audited financial statements be included in Ontro's annual report on Form 10-KSB for the last fiscal year for filing with the SEC.

         By the members of the Audit Committee:
         Carroll E. Taylor
         Douglas W. Moul

COMPENSATION COMMITTEE REPORT

         The Compensation Committee is a standing committee of the Board of Directors of the Company and is composed entirely of outside directors. The Compensation Committee is responsible for adopting and evaluating the effectiveness of Compensation policies and programs for the Company and for making recommendations regarding the appointment and compensation of the Company's executive and other officers to the full Board of Directors of the Company.

         The following report is submitted by the Compensation Committee members with respect to the executive compensation policies established by the Compensation Committee and compensation paid or awarded to executive and other officers for fiscal year 2001.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         In adopting and evaluating the effectiveness of compensation programs for executive officers, as well as other employees of the Company, the Compensation Committee is guided by three basic principles:

         1. The Company must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel.

         2. Annual executive compensation in excess of base salaries should be tied to the Company's performance.

         3. The financial interest of the Company's senior executives should be aligned with the financial interest of the stockholders, primarily through stock option grants and other equity-based compensation programs which reward executives for improvements in the long term value of the Company's Common Stock.

SALARIES AND EMPLOYEE BENEFIT PROGRAMS

         In order to retain executives and other key employees, and attract well-qualified executives when the need arises, the Company strives to offer salaries, health care and other employee benefit programs to its employees comparable to those offered by competing businesses. In establishing salaries for executive officers, the Compensation Committee reviews the historical performance of the executives and available information regarding prevailing salaries and compensation programs offered by businesses of similar size and industry classification in the same geographical area.

         The Committee believes the base salary and employee benefits of the Company in 2001 were generally comparable to or lower than those offered by comparable companies in and around San Diego County.

STOCK OPTIONS AND EQUITY-BASED PROGRAMS

         In order to align the financial interest of senior executives and other key employees with those of the stockholders, the Company grants stock options to purchase Common Stock of the Company and may grant restricted stock and stock units to its senior executives and other key employees on a periodic basis. Grants of stock options, restricted stock and stock units reward senior executives and other key employees for performance, which results in increases in the market price of the Company's Common Stock, which directly benefits all stockholders.

         The foregoing reports of the Audit Committee and the Compensation Committee, respectively, constitute information required pursuant to paragraph
(e)(3) of Item 7 of the Exchange Act Rule. In accordance with these rules, the information provided in this proxy statement shall not be deemed to be "soliciting material," or to be "filed" with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act. This information shall also not be deemed to be incorporated by reference into any filings by Ontro with the SEC, notwithstanding the incorporation of this Proxy Statement into any of these filings.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

         The following table sets forth for the years indicated certain compensation of Ontro's Chief Executive Officer and each of the other four (4) most highly-compensated of Ontro's executive officers who earned or who were paid more than $100,000 in compensation in such years (Named Executive Officers).

                                                               No. of shares
Name and                                                       underlying    Other Annual
Principal Position               Year  Salary           Bonus  Options       Compensation
-------------------------------- ----- --------------- ------- ------------- ------------
James L. Berntsen                2001  $ 152,600 (1)       --      91,328    $    1,000
Executive Vice President         2000    155,100           --      43,082         1,000
                                 1999    155,600       20,000      20,000         1,000

Ann T. Davern (2)                2001     84,800           --          --            --
Vice President of Manufacturing  2000    127,400           --      33,548            --
                                 1999    128,700       11,225      24,050            --

Kevin A. Hainley                 2001    155,800 (3)       --      85,192            --
Chief Financial Officer          2000    114,200           --      50,384            --
                                 1999    129,900           --      46,500            --

James A. Scudder                 2001    187,700 (4)       --      93,219         1,800
Chief Executive Officer          2000    181,600           --      43,596         1,800
and President                    1999    181,600       20,000      20,000         1,800

Michael S. Slocum                2001    161,300 (5)       --      87,000            --
Vice President of Science and    2000    135,500           --      34,000            --
Engineering                      1999      4,400           --      51,000            --

(1)  Includes $6,200 of deferred salary from the fourth quarter of 2000.
(2)  Ms. Davern resigned in May 2000.
(3)  Includes $15,600 of deferred salary from the fourth quarter of 2000.
(4)  Includes $7,200 of deferred salary from the fourth quarter of 2000.
(5)  Includes $6,000 of deferred salary from the fourth quarter of 2000.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning stock option grants made to Ontro's Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended December 31, 2001. No stock appreciation rights were granted or exercised during such fiscal year.

                     Number of     Percent of
                     Securities    Total Options
                     Underlying    Granted          Exercise or
                     Options       To Employees     Base Price
Name                 Granted       In Fiscal Year   per Share       Expiration
--------------------------------------------------------------------------------
James L.. Berntsen   91,328               17.7%     $ 0.81 - 1.70      2006
Ann T. Davern        40,000                7.8%          0.94          2004
Kevin A. Hainley     85,192               16.5%       1.27 - 1.81      2006
James A. Scudder     93,219               18.1%       0.81 - 1.70      2006
Michael S. Slocum    87,000               16.9%       1.10 - 1.27      2006

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

         The following table sets forth information concerning exercises of options and the fiscal year end option values during the fiscal year ended December 31, 2001 with respect to Ontro's Chief Executive Officer and each of the other Named Executive Officers. No options or stock appreciation rights were exercised during such fiscal year.

                          Number of Securities           Value of Unexercised
                        Underlying Unexercised              In-The-Money
                          Options At 12-31-01            Options At 12-31-01
Name                  Exercisable    Unexercisable   Exercisable   Unexercisable
-------------------   -----------    -------------   -----------   -------------
James L. Berntsen       154,410         80,000       $   6,000         30,400
Ann T. Davern           159,598             --          28,400             --
Kevin A. Hainley        212,076         80,000          31,200         30,400
James A. Scudder        156,815         80,000           7,043         30,400
Michael S. Slocum        78,333         93,667              --         37,300

         Ontro has employment agreements with Messrs. Scudder and Berntsen. Mr. Scudder's employment agreement provides for his employment by Ontro as its President, Chief Executive Officer and Chairman of the Board at a current salary of $143,100. Mr. Berntsen's employment agreement provides for his employment by Ontro as its Executive Vice President at a current salary of $122,600. Both employment agreements were extended by the board of directors for a term ending July 31, 2003. Each officer may receive bonuses awarded in the discretion of the board of directors. The agreements do not provide for any fixed or formula bonuses to be paid to the officers. The employment agreements provide that Messrs. Scudder and Berntsen may, at their election, receive a severance payment equal to 299% of their average annual base salary and bonuses during the preceding five year period in the event of a change of control as defined in their employment agreements. For a more detailed discussion of the foregoing employment agreements, see "Employment Agreements."

DIRECTOR COMPENSATION

         Non-employee directors of Ontro receive $2,000 for each board of directors meeting they attend and are also compensated $1,000 per day for any consulting services they provide Ontro. In May 2001 non-employee directors agreed to issuances of stock options in lieu of cash for any services provided to Ontro. The number of stock options is determined by using the Black-Scholes option pricing model. The exercise price for all options is the fair market value on the date of grant. The amount of directors' fees and consulting fees paid to Ontro's directors during the fiscal year 2001 and from December 31, 2001 to the date of this proxy statement was $63,000. Of that amount, $31,000 related to services provided in 2000 but not paid until 2001. The number of shares underlying options granted during the fiscal year 2001 and from December 31, 2001 to the date of this proxy statement was 36,186 shares. Additionally, subject to the Ontro board of directors' approval, non-employee directors each received stock options to purchase 50,000 shares of Ontro's common stock upon their appointments as directors and each year thereafter. These options vest evenly over five years.

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with each of Messrs. Scudder and Berntsen.

         James A. Scudder's employment agreement provides for his employment by Ontro as its President and Chief Executive Officer at an annual salary for the fiscal year ended December 31, 2001 of $168,300. The employment agreement has a three-year term through July 31, 2003. The employment agreement includes Ontro's extension of various employee benefits to Mr. Scudder, including but not limited to health and dental coverage, a key man term life insurance policy in the amount of $2,000,000. During 2001, Mr. Scudder agreed to a 10% cash reduction in his salary, with such reduced amount paid in fully vested incentive stock options on a monthly basis computed using the Black-Scholes option pricing model with an exercise price equaling the fair market value of the stock on the date of grant.

         James L. Berntsen's employment agreement provides for his employment by Ontro as its Executive Vice President at an annual salary for the fiscal year ended December 31, 2001 of 144,200. The employment agreement has a three-year term through July 31, 2003. The employment agreement includes Ontro's extension of various employee benefits to Mr. Berntsen, including but not limited to health and dental coverage, a key man term life insurance policy in the amount of $2,000,000. During 2001, Mr. Berntsen agreed to a 10% cash reduction in his salary, with such reduced amount paid in fully vested incentive stock options on a monthly basis computed using the Black-Scholes option pricing model with an exercise price equaling the fair market value of the stock on the date of grant.

         Each officer may receive bonuses awarded in the discretion of the Ontro board of directors. The foregoing employment agreements do not provide for any fixed or formula bonuses to be paid to the officers. However, Messrs. Scudder and Berntsen may, at their election, receive a severance payment equal to 299% of their respective average annual base salaries and bonuses during the preceding five year period in the event of a "change of control" as defined in their employment agreements.

1996 STOCK OPTION PLAN

         Ontro's 1996 Omnibus Stock (Plan) was adopted by the board of directors in November, 1996, and approved by its stockholders in December, 1996. Currently 1,545,400 shares of Ontro's common stock are reserved for issuance pursuant to options or stock awards granted pursuant to the Plan of which number 1,294,730 shares of common stock have been granted as of the date of this proxy statement.

         The purpose of the Plan is to provide an incentive to eligible employees, officers, directors, and consultants, whose present and potential contributions are important to the continued success of Ontro, to afford these individuals the opportunity to acquire a proprietary interest in Ontro, and to enable Ontro to enlist and retain in its employment qualified personnel for the successful conduct of its business. This purpose is achieved through the granting of: (i) Stock Options, including incentive stock options (Incentive Stock Options) under Section 422 of the Internal Revenue Code and non-qualified stock options (Non-qualified Stock Options) which are not intended to meet the requirements of such section; (ii) stock appreciation rights (Stock Appreciation Rights); (iii) restricted stock (Restricted Stock); and (iv) long-term performance awards (Long Term Performance Awards).

         Officers, directors, consultants, and other employees of Ontro who the board of directors deems have the potential to contribute to the success of Ontro are eligible to receive awards under the Plan. The Plan provides that Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and Long-Term Performance Awards may be granted to employees (including officers), directors, and consultants of Ontro or any parent or subsidiary of Ontro. The Plan also provides that Incentive Stock Options may only be granted to employees (including officers) of Ontro or any parent or subsidiary of Ontro.

         The Plan is administered by the board of directors, or its duly appointed committee. The board of directors or its committee has full power to select the eligible individuals to whom awards are granted, to make any combination of awards to any participant and to determine the specific terms of each grant. The interpretation and construction of any provision of the Plan by the board of directors is final and conclusive. The board of directors has discretion in determining the number of shares and other terms of each option granted to each recipient. Each option grant shall be evidenced by an option agreement that shall specify the option price, the duration of the option, the number of shares to which the option pertains, the percentage of the option that may be exercised on specified dates in the future, and such other provisions as the board of directors shall determine.

         The option price for each grant of an option is determined by the board of directors, provided that, in the case of Incentive Stock Options, the option price may not be less than the fair market value of a share of Ontro's common stock, or in the case of Incentive Stock Options granted to the holder of 10% or more of Ontro's common stock, at least 110% of the fair market value of such shares on the date of grant.

         All options granted under the Plan are set to expire no later than 10 years from the date of grant, subject to certain limitations. Options may be granted authorizing exercise by payment to Ontro of cash or by surrender of shares of Ontro's common stock already owned by the employee, a combination of cash and such shares, or such other consideration as is approved by the board of directors. The Plan places limitations on the exercise of options under certain circumstances upon or after termination of employment or in the event of the death, disability, or termination associated with a change in control (as defined in the Plan) of Ontro. At the discretion of the board of directors, the agreement evidencing the grant of a stock option may contain additional limitations upon the exercise of the option under specified circumstances, or may provide certain limited rights to exercise such options under specified circumstances. The granting of an option under the Plan does not accord the recipient the rights of a stockholder, and such rights shall only accrue after the exercise of an option, and the issuance of the underlying shares of Ontro in the recipient's name.

         The Plan provides for the award of shares of common stock of Ontro which are subject to certain restrictions (Restricted Stock) of the Plan or otherwise determined by the board of directors. Restricted Stock awards pursuant to the Plan will be represented by a stock certificate registered in the name of a recipient to whom the award is made subject to the restrictions upon which it is granted. Upon the grant of Restricted Stock, such recipient will be entitled to vote the Restricted Stock and to exercise other rights as a stockholder of Ontro, including the right to receive all dividends and other distributions paid or made with respect to the Restricted Stock. A Restricted Stock award recipient may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Restricted Stock during the restriction period designated by the board of directors, except by testamentary disposition, or as may otherwise be determined by the board of directors. When the conditions of a Restricted Stock award established by the board of directors lapse or are satisfied, Ontro will deliver stock certificates representing the shares of common stock which are no longer subject to any restrictions, except those required by applicable law.

         Under the Plan, the board of directors in its discretion may grant Stock Appreciation Rights (SARs). A Stock Appreciation Right generally will entitle the holder to receive money or stock from Ontro in an amount equal to the excess, if any, of the aggregate fair market value of Ontro's common stock which is subject to such right over the fair market value of the same stock on the date of grant. Ontro may grant SARs allowing for the payment of the amount to which the participant exercising the SAR is entitled by delivering shares of Ontro's Common Stock or cash or a combination of stock and cash as the board of directors in its sole discretion may determine. SARs may contain additional rights, limitations, terms, and conditions which the board of directors otherwise deems desirable.

         Under the terms and provisions of the Plan, in the event of a merger of Ontro with or into another corporation, or the sale of substantially all of its assets, each outstanding option and right is assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the option or to substitute an equivalent option, the board must, in lieu of such assumption or substitution, provide for the optionee to have the right to exercise the option or right as to all or a portion of the stock optioned, including shares as to which it would not otherwise be exercisable. If the board makes an option or right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the board is required to notify the optionee that the option or right must be exercisable for a period of 15 days from the date of the notice, and the option or right will terminate upon the expiration of such period. In the event that Proposal 3 of this proxy statement relating to the Re-incorporation of Ontro from the State of California to the State of Delaware is approved by the required vote of the Ontro California stockholders, then, upon the effective date of the Merger, the surviving entity, Ontro Delaware, will assume and continue the Plan, related plans and all other employee benefit plans of Ontro California. See Proposals 3 and 4 of this proxy statement for a more detailed discussion of this matter.

         As of the date of this proxy statement, options to purchase an aggregate of 1,294,730 shares of common stock at an exercise price range of $0.60 to $3.00 were granted under the Plan, such options vesting at the rate of 33.3% to 100% per year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AURA BUYOUT PROPOSAL AND RELATED AGREEMENTS

         On September 7, 2002, Ontro and Aura (Pvt.) Ltd., a Pakistani corporation and the largest stockholder of Ontro (Aura), executed a buyout proposal letter. As of the date of this proxy statement, the buyout proposal has not been reduced to a binding agreement and, thus, is not binding on Ontro. Under the terms and conditions of the buyout proposal, Aura agreed to sell to Ontro and to the Investor Group designated and authorized by Ontro's board of directors all shares of Ontro's common stock held by Aura as of the date of the buyout proposal (Aura Shares). Aura further agreed to cancel and surrender all interest in the existing underwriter's representatives' options assigned to Aura following Ontro's initial public offering as well as warrants issued pursuant to two Exclusive Finder's Fee Agreements, by and between Aura and Ontro. In the event that the buyout proposal is reduced to a binding agreement and executed by both Aura and Ontro, the Investor Group would be responsible for the first installation in the amount of approximately $1,550,000, or $0.50 per share, and, Ontro would be responsible for the remaining payments under the agreed upon payment schedule and is to disburse such payments in the event Ontro meets certain performance milestones as provided in the buyout proposal as follows:

         (i) An initial cash payment from the Investor Group in the amount of $0.50 per share, or approximately $1,550,000, upon Ontro's completion of an equity financing;
         (ii) An additional cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more over any consecutive three month period;
         (iii) An additional cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more per quarter over any two consecutive quarters;
         (iv) An additional cash payment in the amount of $1,500,000 at any time Ontro evidences cumulative revenues of $20,000,000 or more per quarter over any two consecutive quarters; and
         (v) However, notwithstanding the foregoing provisions, if at the end of each fiscal quarter Ontro has cumulatively in its cash accounts (not including funds referenced in (i) above) more than $4,000,000, Ontro agreed to pay Aura 30% of the amount in such accounts that is in excess of $4,000,000 and any such payment is to be applied to the payments due under paragraphs (ii)-(iv) above.

         There is a possibility that the board of directors may have to issue additional consideration to the Investor Group to complete this buyout. This additional consideration may take several different forms including, but not limited to, the issuance of a certain number of common stock shares of Ontro, and options and/or warrants to purchase common stock shares of Ontro. For a more detailed discussion of the buyout proposal and related matters see Proposal 5 of this proxy statement.

         On September 8, 2002, Aura and Ontro executed a Standstill Agreement (Aura Standstill). In accordance with the terms and provisions of this Aura Standstill, Aura and its respective affiliates agreed, INTER ALIA, (i) not to acquire any beneficial interest in any equity securities of Ontro, (ii) not to vote any voting securities of Ontro, and (iii) not to participate in any solicitation of proxies. Aura also granted an irrevocable proxy coupled with interest to the Chief Executive Officer of Ontro to vote all Ontro's shares held by Aura in the name of Aura in the same manner and proportion as the shares held by all Ontro's stockholders. [Effective on October __, 2002, Aura also executed an amendment to the Aura Standstill granting Ontro's Chief Executive Officer the proxy to vote all Aura Shares "FOR" the proposals included in this proxy statement and presented to the Ontro stockholders at the annual meeting.] Under the Aura Standstill, Aura also granted the right of first refusal to Ontro in the event Aura decided to dispose of the Aura Shares. The Aura Standstill expires on September 12, 2012. Ontro filed a Current Report on Form 8-K on September 19, 2002, which filing contains copies of each the buyout proposal and the Standstill Agreement. For a more detailed description of the underlying transactions see Proposal 5 of this proxy statement.

         On September 19, 2002, Ontro and Rafi M. Khan, an individual residing in La Canada, California, (Khan) executed a Standstill Agreement (Khan Standstill). The Nasdaq Listing Investigations staff (Staff) has alleged that Khan has DE FACTO direct control of Aura, and, thus, allegedly is able to exert direct and indirect influence over Ontro's operations. The terms and conditions of the Khan Standstill are substantially the same as those of the Aura Standstill except in the following respects:

         (i) the term of the Khan Standstill is ten (10) years from the date of the execution, i.e., September 19, 2012; and
         (ii) there is no requirement of voting trust or a similar arrangement.

         For additional discussion of the foregoing agreements see Proposal 5 of this proxy statement.

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

ONTRO DELAWARE DIRECTOR INVOLVEMENT IN THE AURA BUYOUT

         Christopher J. Reinhard is a venture capitalist and a private investor leading the Investor Group in the above referenced Aura buyout transaction. As discussed above, in the event that the Aura buyout proposal is reduced to a binding agreement and executed by both Aura and Ontro, the Investor Group would be responsible for the first installation in the amount of approximately $1,550,000, or $0.50 per share, and, Ontro would be responsible for the remaining payments under the agreed upon payment schedule and would be required to disburse such payments in the event Ontro meets certain performance milestones as provided in the buyout proposal. As of the date of this proxy statement, Mr. Reinhard has proposed to include up to $500,000 of his private funds towards the purchase price of the Ontro common stock held by Aura should the Aura proposal become a mutually binding agreement upon Ontro and Aura. Also as of the date of this proxy statement, Mr. Reinhard has committed to serving as a director and/or officer of Ontro, Inc., a Delaware corporation established for the sole and express purpose of effecting Ontro, Inc., a California corporation's re-incorporation in the State of Delaware. For Mr. Reinhard's and other Ontro Delaware directors' biographical information as well as a more detailed discussion of the intended re-incorporation see Proposal 1 and 3 of this proxy statement.

                                   PROPOSAL 1
                                   ----------

               TO ELECT DIRECTORS, EACH TO SERVE UNTIL A SUCCESSOR
                       HAS BEEN DULY ELECTED AND QUALIFIED

         The board of directors has concluded that the re-election of Messrs. Berntsen, Moul, Scudder and Taylor is in Ontro's best interests and recommends approval of these re-elections. Biographical information concerning Messrs. Berntsen, Moul, Scudder and Taylor can be found under "Information About Directors and Executive Officers" of this proxy statement.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Messrs. Berntsen, Moul, Scudder and Taylor. Messrs. Scudder and Berntsen, two current directors of Ontro, will stand for re-election at the Annual Meeting. However, they will not join the consolidated board of directors of the surviving entity, Ontro Delaware, subsequent to the Merger. Although the board of directors of Ontro does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the annual meeting, the persons named in the enclosed proxy will vote for the election of any other person the board of directors may choose as a substitute nominee. The four (4) candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected directors of Ontro.

         Article III, Section 2 of Ontro's Articles of Incorporation (Articles) sets the size of the Ontro board of directors at five (5) members. The Articles do not allow the board of directors to increase this number unless this increase is approved by the vote of the holders of a majority of the outstanding shares of Ontro entitled to vote at the annual meeting. The Articles also provide for a classified board of directors designated as Class I and Class II. After its initial term of office, each class shall have a term of two years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose term has expired, and each newly elected director will serve a two-year (2) term. The classified director provisions of Ontro's Articles of Incorporation are not presently in effect but will automatically become effective when Ontro's common stock is listed on the Nasdaq NMS, NYSE or AMEX, and Ontro has at least 800 stockholders as of the record date for the most recent annual meeting of stockholders. The classification of directors would have the effect of requiring more time to change the composition of a majority of the board of directors.

         As discussed in detail in the Proposal 3 discussion, Ontro, Inc., a California corporation (Ontro California) intends to re-incorporate in the state of Delaware. This will be accomplished by merging Ontro California into Ontro, Inc., a Delaware corporation (Ontro Delaware) organized for the sole and express purpose of effecting this re-incorporation (Merger). Upon completion of the Merger, Ontro California, as a corporate entity, will cease to exist and Ontro Delaware will continue to operate the business of Ontro California under its current name, "Ontro, Inc." In the event that Proposal 1 of this proxy statement relating to the re-election of Messrs. Berntsen, Moul, Scudder and Taylor to the board of directors of Ontro California and the Proposal 3 relating to the Merger are both approved by the required vote of Ontro California's stockholders, two
(2) of the newly re-elected directors of Ontro California, Messrs. Moul and Taylor, will take their respective offices with the consolidated board of directors of Ontro Delaware, the surviving entity following the Merger upon effective date of the Merger. Messrs. Scudder and Berntsen will not join the board of directors of Ontro Delaware. As stated in its Certificate of Incorporation (Appendix C to this proxy statement), the Ontro Delaware board of directors is composed of not less than five (5) and not more than eleven (11) director seats, with three (3) directors and eight (8) vacancies on the board. Biographical information for the Ontro Delaware directors is provided in the Proposal 3 discussion of this proxy statement. Upon the effective date of the Merger, the consolidated board of directors of Ontro Delaware will consist of two (2) Ontro California directors, including Moul and Taylor, and three (3) Ontro Delaware directors, including Reinhard, Simon, and Hutchison.

         The board of directors of Ontro California is soliciting stockholder approval in connection with the re-election of four (4) of its current directors, Messrs. Berntsen, Moul, Scudder and Taylor.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         [The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to re-elect Messrs. Berntsen, Moul, Scudder and Taylor. The board of directors recommends a vote FOR each of the nominees set forth in this Proposal 1.]

                                   PROPOSAL 2
                                   ----------

       TO RATIFY THE APPOINTMENT OF KPMG LLP AS ONTRO'S INDEPENDENT PUBLIC
                        ACCOUNTANTS FOR FISCAL YEAR 2002

         The board of directors has appointed KPMG LLP as Ontro's independent auditors for the fiscal year ending December 31, 2001, it being intended that such appointment would be presented for ratification by the stockholders. KPMG LLP has audited Ontro's financial statements since 1996.

         Representatives of KPMG LLP are expected to be present at the stockholders' annual meeting. They will have an opportunity, if they so desire, to make a statement and respond to appropriate questions from the stockholders. The audit committee has considered the compatibility of non-audit services by KPMG LLP in relationship to maintaining the auditor's independence.

         For the calendar year 2001, fees to KPMG LLP were as follows:

         o audit fees of approximately $49,000 of which an aggregate amount of $16,500 had been billed through December 31, 2001.
         o        all other fees in 2001 were $14,700.
         o there were no fees paid for financial information systems design and implementation.

         In the event that the Merger discussed in detail in Proposals 1 and 3 of this proxy statement is approved by the required vote of Ontro California's stockholders, the management of the surviving entity and the successor to Ontro California, Ontro Delaware, intends to retain KPMG LLP as its independent auditors. For a more detailed description of the Merger and related matters see the Proposal 1 and 3 discussions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         [The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to ratify the selection of KPMG LLP. Ontro's management and Board of Directors recommend a vote FOR ratification of Proposal 2.]

                                   PROPOSAL 3
                                   ----------

             TO APPROVE THE CHANGE OF ONTRO'S STATE OF INCORPORATION
              FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE

INTRODUCTION

         For the reasons set forth below, the board of directors believes that it is in the best interests of Ontro and its stockholders to change the state of incorporation of Ontro from California to Delaware (Reincorporation Proposal). Throughout the discussion of this proposal, the term "Ontro California" refers to Ontro, Inc., the existing California corporation, and the term "Ontro Delaware" refers to the new Delaware corporation (incorporated as "Ontro, Inc."), successor to Ontro California in the Proposed Reincorporation. There are no stockholders in Ontro Delaware.

STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS, BEFORE VOTING ON THE REINCORPORATION PROPOSAL.

         As discussed below, the principal reasons for the Proposed Reincorporation include the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the specialized judicial system established in Delaware to address corporate and control issues. Ontro believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the board of directors to adopt various mechanisms which may enhance the board's ability to negotiate favorable terms for the stockholders in the event of an unsolicited takeover attempt, the Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the board of directors is not aware of any present attempt by any person to acquire control of Ontro, to obtain representation on the board of directors or to take any action that would materially affect the governance of Ontro.

MECHANICS OF THE MERGER AND RE-INCORPORPORATION

         The Reincorporation Proposal will be effected by merging Ontro California into Ontro Delaware (Merger). Upon completion of the Merger, Ontro California, as a corporate entity, will cease to exist and Ontro Delaware will continue to operate the business of Ontro California under its current name, "Ontro, Inc." The former stockholders of Ontro California will become the stockholders of Ontro Delaware and will own the same proportionate interest of Ontro Delaware immediately following the Merger as they owned in Ontro California immediately prior to the Merger.

         Under the terms of the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix B (Merger Agreement), each share of Ontro California common stock, no par value, will be exchanged for between one (1) and five (5) shares of Ontro Delaware common stock, par value $0.001 per share, upon the effective date of the Merger (Common Stock Merger Range). Upon adoption and approval of the Merger Agreement by the stockholders of Ontro California, the board of directors of Ontro California will be authorized to determine and will effect by resolution the exact ratio between one (1) and five (5) shares of Ontro Delaware common stock, par value $0.001 per share, for which shares of Ontro California common stock will be exchanged.

         The Reincorporation Proposal has been unanimously approved by Ontro California's board of directors. If approved by the stockholders, it is anticipated that the Merger will become effective _______, 2002 but in no event later than ____, 2002 (Effective Date) following the annual meeting of stockholders. [However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the board of directors (except that the principal terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date if, in the opinion of the Ontro California's board of directors, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement.] Stockholders of Ontro California will have no appraisal rights with respect to the Merger.

         This discussion is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Ontro Delaware and the Bylaws of Ontro Delaware, copies of which are attached hereto as Appendix B, C, and D, respectively.

APPROVAL BY STOCKHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF ONTRO DELAWARE AND ALL PROVISIONS THEREOF.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         As Ontro plans for the future, the board of directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which Ontro's governance decisions can be based. In addition, Ontro believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated the ability and willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware laws permit a corporation to include a provision in its certificate of incorporation that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. Ontro desires to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that Ontro may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. Ontro believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. To date, no persons invited to become a director or officer of Ontro has declined because it is a California corporation.

         CALIFORNIA PROPOSITION 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable us to compete more effectively with other public companies in attracting new directors.

         WELL-ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors such as under the business judgment rule and other standards. Ontro believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

         NO CHANGE IN THE NAME, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY. The Reincorporation Proposal will effect only a change in the legal domicile of Ontro and certain other changes of a legal nature which are described in this proxy statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of Ontro. All employee benefit, stock option and related plans of Ontro California will be assumed and continued by Ontro Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Ontro Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions. Stockholders should note that approval of the Reincorporation Proposal would also constitute approval of the assumption of these plans by Ontro Delaware. Other employee benefit arrangements of Ontro California will also be continued by Ontro Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger, the shares of common stock of Ontro Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol ("ONTR") as the shares of common stock of Ontro California are currently traded. Ontro believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Ontro California's rights and obligations under such material contractual arrangements will continue and be assumed by Ontro Delaware.

         ANTITAKEOVER IMPLICATIONS. Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the board of directors is not aware of any present attempt to acquire control of Ontro California or to obtain representation on the board of directors although some of the provisions of the articles of incorporation and bylaws may have the effect of frustrating attempts to wrest control of Ontro Delaware absent the concurrence of its board of directors.

         In the discharge of its fiduciary obligations to its stockholders, the board of directors has evaluated Ontro's vulnerability to potential unsolicited bidders. In the course of such evaluation, the board of directors of Ontro California, has considered or may consider in the future, certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a stockholder rights plan (sometimes referred to as a poison pill), the adoption of severance agreements for its management and key employees which become effective upon the occurrence of a change in control of Ontro, the establishment of a staggered board of directors, the elimination of cumulative voting, the elimination of the right to remove a director other than for cause and the authorization of preferred stock, the rights and preferences of which may be determined by the board of directors. Severance provisions of the executive management employment agreements (which will continue in Ontro Delaware following the Proposed Reincorporation) have been previously adopted by Ontro California, are contemplated as part of the Proposed Reincorporation. It should also be noted that elimination of cumulative voting and the establishment of a classified board of directors also can be undertaken under California law in certain circumstances, and are present in Ontro California's Articles of Incorporation and Bylaws.

         Certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which Ontro Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the board of directors approves the business combination.

         The board of directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all stockholders the opportunity to receive the same economic benefits; and (iv) certain of Ontro's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of Ontro without the prior written consent of the other contracting party.

         By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take into account the underlying and long-term values of Ontro's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in Ontro's business not yet reflected in the stock price and equality of treatment of all stockholders.

         Despite the belief of the board of directors as to the benefits to stockholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the board of directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board of directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing board of directors and management.

CHANGE IN THE BOARD COMPOSITION

         Ontro Delaware's Certificate of Incorporation sets the size of its board of directors at no less than five (5) but not more than eleven (11). Presently, the Ontro Delaware board of directors consists of three (3) directors, including Christopher J. Reinhard, Ronald I. Simon, and Murray H. Hutchison. Two (2) of these directors are independent directors, as the term is defined under the NASD Marketplace Rules. Only two (2) of the four (4) Ontro California directors, Messrs. Moul and Taylor, who will be re-elected at the Annual Meeting will, along with initial directors of Ontro Delaware, constitute the consolidated board of directors of Ontro Delaware, the surviving entity. Therefore, three (3) out of five (5) directors on the Ontro Delaware board of directors will be new directors.

         Set forth below are the names, principal occupation, the business experience of each of the initial directors on the board of directors of Ontro Delaware for at least the past five years and certain other information concerning each of the nominees.

         CHRISTOPHER J. REINHARD. Mr. Reinhard is President and Chief Operating & Financial Officer of Collateral Therapeutics, Inc., a bio-technology company which Mr. Reinhard co-founded in 1995. From 1990 to 2000 Mr. Reinhard was President of the Colony Group, a private business development company. From 1986 to 1990, Mr. Reinhard was Managing Director and Vice President of the Henley Group, a diversified company formed by Allied-Signal. Mr. Reinhard holds a B.S. degree in Business Administration from Babson College and a M.A. degree in Business Administration from Babson College Graduate School of Business Administration. Mr. Reinhard also completed advanced study programs at Stanford University Graduate School of Business Administration and Harvard Business School. See also "Certain Relationships and Related Transactions" discussion in this proxy statement.

         RONALD I. SIMON. Mr. Simon has served as a member of SoftNet's board of directors since September 1995, Chairman of the Board from August 1997 until April 1999, Vice Chairman of the Board from April 1999 to February 2001, and Acting Chairman, Chief Executive Officer and Chief Financial Officer from February 2001 through May 2001. From 1999 to 2002, Mr. Simon served as a director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, when Collateral Therapeutics was acquired by Schering, AG. From 2001 to 2002, he served as Chief Financial Officer of Wingcast, Inc., a joint venture of Ford Motor Company and Qualcomm, Inc. From 1997 to 2000, he served as Executive Vice President and Chief Financial Officer of Western Water Company and as a director of Western Water Company from September 1999 through September 2001. In addition, from 1993 to 1997, Mr. Simon served as Chairman and Chief Financial Officer of Sonant Corporation, an interactive voice response equipment company. He has also has worked as a financial consultant since 1990.

         MURRAY H. HUTCHISON. Mr. Hutchison has served 18 years as Chief Executive Officer and Chairman of International Technology Corp., a large publicly traded environmental engineering firm, until his retirement in 1996. Mr. Hutchison is the Chairman of the Board of Sunrise Medical, Inc. and the Huntington Hotel Corp. and serves as a director of Jack in the Box, Inc., a large food service company; Cadiz Inc.; Senior Resource Corp.; and the Olson Company.

         National Association of Securities Dealers, Inc. (NASD) Marketplace Rule 4350(i)(1)(B) provides that an issuer whose securities are listed on Nasdaq must seek approval of its stockholders, when, in connection with a transaction not involving a public offering, the issuance or potential issuance of its common stock will result in a change of control of the issuer, may constitute a change in control of the company. A failure to obtain stockholder approval may be deemed a violation of the Nasdaq corporate governance listing criteria, which, in turn, may result in de-listing of the issuer's common stock shares from Nasdaq. Ontro believes that the change in the composition of the Ontro board of directors would not constitute a "change in control" as set forth in the NASD Marketplace Rule since there is no underlying stock issuance by Ontro that would result in the "change in control" of the Ontro board of directors. However, Ontro is cognizant of a possibility that, given all of the facts and circumstances of the Aura buyout proposal and Reincorporation Proposal, the change in the board of directors' composition may be deemed a "change in control" transaction requiring stockholder approval. In this respect, the Ontro California board of directors deems it in the best interests of the company to seek stockholder approval. Therefore, stockholder approval of the Reincorporation Proposal (Proposal 3 of this proxy statement) will have the effect of approving any change in the composition of the Ontro board of directors subsequent to the Merger.

COMMON STOCK MERGER RANGE

         Ontro's common stock is listed on the Nasdaq SmallCap Market (SmallCap Market) under the symbol "ONTR". On July 31, 2002 we received a notice from the Staff informing Ontro of the Staff's determination to de-list our common stock from the SmallCap Market. The Staff invoked its broad discretionary authority under NASD Marketplace Rules 4300 and 4330 as the basis of its determination to de-list Ontro's securities and cited public interest and investor protection concerns that Aura and certain persons allegedly affiliated with it are able to exert direct or indirect influence over Ontro's operations. Ontro was notified that its securities would be de-listed from the SmallCap Market at the opening of business on August 8, 2002. However, the company determined to appeal the Staff's determination to de-list its securities from the SmallCap Market. To that end, Ontro requested and was granted an oral hearing before a Nasdaq Listing Qualification Panel (Panel) to appeal said determination. In its September 5, 2002 hearing memorandum submitted in connection with Ontro's September 12, 2002 oral hearing, the Staff also advised Ontro that in addition to the above-mentioned listing deficiency, Ontro was to address two additional continued listing matters including minimum bid price deficiency and stockholders' equity requirements. The Staff alleged that (i) Ontro had been trading below $1.00 for at least 14 consecutive trading days as of September 9, 2002 and (ii) the Staff, based on Ontro's historical performance, anticipated that Ontro would not meet the stockholders' equity continued listing requirement.

         At the September 12, 2002 oral hearing before the Panel, Ontro's executive management presented a plan of compliance which was designed to address the SmallCap Market continued listing criteria, in general, and the Staff's concerns set forth in the de-listing letter, in particular. Ontro's executive management requested an extension from the Staff's de-listing schedule to afford Ontro a reasonable opportunity to implement its plan of compliance. There is no assurance that Ontro will be successful in securing such an extension. There is also no assurance that even if Ontro does secure such an extension, it will regain and maintain its long-term compliance with the SmallCap Market continued listing criteria. Further, if Ontro is not able to obtain this exception and its stock is de-listed from the SmallCap Market, there would likely be a substantial reduction in the liquidity of any investment in its common stock. This lack of liquidity may make it more difficult for the company to raise capital in the future. There can be no assurance an active trading market will be sustained in the future. In its communications, the Staff also advised Ontro that given the nature of the alleged listing deficiency, investor protection and public concern, in the event Ontro's securities are delisted from the SmallCap Market, they will not be eligible to be quoted on the OTC Bulletin Board, and, instead, will be moved to the "pink sheets."

         On October 1, 2002, the closing bid price per share of our common stock was $0.81. In connection with the foregoing, upon the approval of the Merger Agreement and the completion of the Merger, the board of directors of Ontro California will adopt a resolution setting forth the common stock exchange ratio (Merger Share Exchange) in accordance with which ratio the respective shares of Ontro California and Ontro Delaware will be exchanged. The board of directors will make this determination based upon then prevailing market conditions and in exercise of its fiduciary duties to the stockholders of the company. In making this determination, the board will also consider other relevant factors and circumstances including but not limited to the company's per share trading price so as to rectify Ontro's continued listing deficiency and to maintain its listing on the SmallCap Market.

TO THE EXTENT THAT A COMMON STOCK EXCHANGE RATIO GREATER THAN 1:1 IS UTILIZED THERE CAN BE NO ASSURANCE OF AN INCREASE IN THE PER SHARE PRICE OF OUR COMMON STOCK OR CONTINUED LISTING OF OUR COMMON STOCK ON NASDAQ; THERE ARE OTHER RISKS ASSOCIATED WITH THE MERGER SHARE EXCHANGE.

         We cannot predict whether the Merger Share Exchange will increase the market price for our common stock. The history of similar transactions for companies in similar circumstances is varied. There is no assurance that:

o the market price per new share of our common stock after the Merger (New Shares) will rise in proportion to the reduction in the number of old shares of our common stock outstanding before the Merger Share Exchange (Old Shares);

o the market price per New Share will either exceed or remain in excess of the $1.00 minimum bid price as required by the SmallCap Market or that we will otherwise meet the requirements of the SmallCap Market for continued inclusion for trading on the SmallCap Market; and

o in the event that we seek to list our common stock on an alternate exchange, the market price per New Share will exceed or remain in excess of the minimum bid price required by that exchange or that we will otherwise meet the requirements for listing on that exchange.

         The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If, subsequent to the Merger Share Exchange, the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Merger Share Exchange. In addition, the reduced number of shares that would be outstanding after the Merger Share Exchange will likely significantly reduce the trading volume of our common stock and could otherwise adversely affect the liquidity of our common stock.

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

    PRINCIPAL EFFECTS OF THE MERGER SHARE EXCHANGE

         The board of directors of Ontro California will be able to set the Merger Share Exchange ranging from one-for-one to one-for-five, if the stockholders approve this proposal. In the following discussion, we provide examples of the effects of the Merger Share Exchange at certain specified ranges. Those ranges were to demonstrate the effects of the Merger Share Exchange.

         CORPORATE MATTERS. To the extent that a common stock exchange ratio other than 1:1 is elected by the Ontro California board, the Merger Share Exchange would have the following effects on the number of shares of common stock outstanding:

o in the event of a one-for-two ratio, each two (2) of Ontro California common stock shares (Old Shares) owned by a stockholder would be exchanged for one (1) Ontro Delaware common stock share (New Share); (2) in the event of a one-for-three ratio, each three (3) of Old Shares owned by a stockholder would be exchanged for one (1) New Share; or (3) in the event of a one-for-five ratio, each five (5) of Old Shares owned by a stockholder would be exchanged for one (1) New Share;

o the number of shares of our common stock issued and outstanding will be reduced (1) in the event of a one-for-two ratio from ___shares to approximately ___shares; (2) in the event of a one-for-three ratio from ___ shares to approximately ___shares; or (3) in the event of a one-for-five ratio from ___shares to approximately ___shares;

o all outstanding options and warrants entitling the holders of these options and warrants to purchase shares of our common stock will enable such holders to purchase, upon exercise of their options or warrants, one-half (1/2), one-third (1/3), or one-fifth (1/5), in the event of a one-for-two ratio, a one-for-three ratio, or a one-for-five ratio, respectively, of the number of shares of our common stock that these holders would have been able to purchase upon exercise of their options or warrants immediately preceding the exchange at an exercise price equal to ___, ___, or ___, respectively, times the exercise price specified before the exchange, resulting in approximately the same aggregate price being required to be paid therefor upon exercise for these options and warrants immediately preceding the exchange; and

o the number of shares reserved for issuance under our existing stock option plans and employee stock purchase plans will be reduced to one-half in the event of a one-for-two ratio, to one-third, in the event of a one-for-three ratio, and to one-fifth in the event of a one-for-five ratio, respectively, of the number of shares currently included in these plans.

         The Merger Share Exchange will be effected simultaneously for all of our outstanding common stock and the exchange ratio will be the same for all of our outstanding common stock. The Merger Share Exchange will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in Ontro California, except to the extent that the Merger Share Exchange results in any of our stockholders owning a fractional share. As

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

described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common stock issued pursuant to the Merger Share Exchange will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

         In the event the approval of this Proposal 3 is obtained, the board of directors will be authorized to determine the appropriate common stock exchange ratio. If our common stock does not close at a bid price equal to or greater than $1.00 for a minimum of ten (10) business days prior to the annual stockholder meeting, the board of directors may determine to set the common stock exchange ratio in excess of 1:1 in order to maintain the company's compliance with the SmallCap minimum bid price of $1.00 continued listing requirement.

         FRACTIONAL SHARES. No scrip or fractional share certificates will be issued in connection with the Merger Share Exchange. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the common stock exchange ratio elected by the Ontro California board, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

         Holders of options and warrants to purchase shares of common stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares because they hold options which upon exercise would result in a number of shares of common stock not evenly divisible by the common stock exchange ratio chosen by the board of directors, will receive a number of shares of common stock rounded up to the nearest whole number.

         AUTHORIZED SHARES. To the extent the Common Stock Exchange Ratio of other than 1:1 is utilized, the number of authorized shares of common stock that are not issued or outstanding would increase. The following examples highlight the effect of various ratios on the authorized number of shares of common stock that are not issued or outstanding:

o in the event that the common stock exchange ratio is 1:1, the number of authorized shares of common stock that are not issued or outstanding would remain unchanged;

o in the event a one-for-two ratio, the number of authorized shares of common stock would increase from approximately ___shares to approximately ___shares;

o in the event a one-for-three ratio, the number of authorized shares of common stock would increase from approximately ___shares to approximately ___shares;

o in the event a one-for-five ratio, the number of authorized shares of common stock would increase from approximately ___shares to approximately ___shares.

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

         Ontro will have 20,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interests of holders of our common stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

         If our stockholders approve Proposal 3, we will file the Certificate of Merger in Delaware. We reserve the right to modify the form of the proposed Certificate of Merger and Amended Articles to the extent that it may be necessary to do so in order to comply with applicable law. The Common Stock Exchange Ratio will be effective upon the effectiveness of the Merger. Ontro intends to effect all necessary filings to qualify the merger pwith the California Department of Corporations in compliance with the California law. The Company also intends to meet all and any similar requirements in the jurisdictions where it may be required to do so.

         Even if the stockholders approve the Merger, Ontro reserves the right not to effect the Merger if, in the board of directors' opinion, it would not be in the best interests of Ontro and its stockholders to do so. Therefore, stockholders should retain any certificates they hold until contacted by Ontro or the exchange agent with instructions for exchange.

THE CHARTERS AND BYLAWS OF ONTRO CALIFORNIA AND ONTRO DELAWARE; SIGNIFICANT
---------------------------------------------------------------------------
DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE
-------------------------------------------------------------------

         The provisions of the Ontro Delaware Certificate of Incorporation and Bylaws are similar to those of the Ontro California Articles of Incorporation and Bylaws in certain respects, but differ in other respects. This discussion of the Certificate of Incorporation and Bylaws of Ontro Delaware is qualified by reference to Appendix C and D, respectively.

         The Articles of Incorporation of Ontro California currently authorize the company to issue up to 20,000,000 shares of common stock, no par value, and 5,000,000 shares of preferred stock, no par value. The Certificate of Incorporation of Ontro Delaware provides that it will have 100,000,000 authorized shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. Both corporations' charter documents (Ontro Delaware's Certificate of Incorporation and Ontro California's Articles of Incorporation) provide that the board of directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock.

         MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of Ontro California and Certificate of Incorporation of Ontro Delaware provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the Delaware and California law, respectively. The provision eliminating monetary liability of directors set forth in the Ontro Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Ontro California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability.

         The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the laws of these two states.

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

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

         DELAWARE. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three (3) years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of a corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the board of directors of the company intends that the company be governed by Section 203. The company believes that many Delaware corporations have availed themselves of this statute and have not opted out of
Section 203.

         Ontro believes that Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Ontro Delaware in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to Ontro Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Ontro Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

         CALIFORNIA. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's stockholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority stockholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

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

CLASSIFIED BOARD OF DIRECTORS

         A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

         DELAWARE. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Ontro Delaware Certificate of Incorporation and Bylaws do not provide for a classified board.

         CALIFORNIA. Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its Charter or bylaws, which amendments must be approved by the stockholders. The Ontro California Articles of Incorporation provide for a classified board of directors designated as Class I and Class II. After the initial term of office of each class, each class shall have a term of two years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a two-year term. The classified director provisions of Ontro's Articles of Incorporation are not presently in effect but will automatically become effective when Ontro's common stock is listed on the Nasdaq NMS, NYSE or AMEX, and Ontro has at least 800 stockholders as of the record date for the most recent annual meeting of stockholders. The classification of directors has the effect of requiring more time to change the composition of a majority of the board of directors.

REMOVAL OF DIRECTORS

         DELAWARE. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. Ontro Delaware will not have cumulative voting.

         CALIFORNIA. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

         The Ontro Delaware Certificate of Incorporation will not provide for cumulative voting. As a result, after the Proposed Reincorporation, a director of Ontro Delaware may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote.

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

INDEMNIFICATION AND LIMITATION OF LIABILITY

         California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

         DELAWARE. The Ontro Delaware Certificate of Incorporation provides that the company will, to the extent and in the manner permitted by the Delaware General Corporation Law, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the company. With certain qualifications set forth in the Ontro Delaware Certificate of Incorporation, the company is obligated to pay the reasonable expenses (including attorneys' fees) incurred by its directors or officers in defending any action, suit or proceeding in advance of its final disposition. The company also may purchase and maintain insurance on behalf of any person who is or was its director, officer, employee or agent, or is or was serving in that capacity at the request of the company against any liability asserted against him or her and incurred by him or her in any such capacity. In sum, the Ontro Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

         CALIFORNIA. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its stockholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its stockholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its stockholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its stockholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

         INDEMNIFICATION COMPARED AND CONTRASTED. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or

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

third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

         California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which provide for the permissive indemnification allowed by California law. Ontro has entered into agreements with each of its directors that provide such indemnification clause.

         Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Ontro Delaware intends to enter into Indemnification Agreements with each of its directors.

INSPECTION OF STOCKHOLDER LIST

         Both California and Delaware laws allow any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's stockholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or stockholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain stockholders.

DIVIDENDS AND REPURCHASES OF SHARES

         California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

         DELAWARE. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         CALIFORNIA. Under California law, a corporation may not make any distribution to its stockholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two
(2) fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

STOCKHOLDER VOTING

         Both California and Delaware law generally require that a majority of the stockholders of both acquiring and target corporations approve statutory mergers.

         DELAWARE. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         CALIFORNIA. California law contains a similar exception to its voting requirements for reorganizations where stockholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

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APPRAISAL RIGHTS

         Under both California and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

         DELAWARE. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

         CALIFORNIA. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Stockholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the stockholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Proposed Reincorporation). Appraisal or dissenters' rights are therefore not available to stockholders of Ontro California with respect to the Proposed Reincorporation. California law generally affords appraisal rights in sale of assets reorganizations.

DISSOLUTION

         Under California law, stockholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions.

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INTERESTED DIRECTOR TRANSACTIONS

         Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware laws.

STOCKHOLDER DERIVATIVE SUITS

         California law provides that a stockholder bringing a derivative action on behalf of a corporation need not have been a stockholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff stockholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

         Under Section 2115 of the California General Corporation Law, certain foreign corporations i.e., corporations not organized under California law, which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. Section 2115 contains an exemption for corporations whose shares are listed on a national securities exchange or are traded on the Nasdaq NMS and which have 800 or more stockholders as of the record date of its most recent annual meeting of stockholders. The common stock of Ontro California and its successor company, Ontro Delaware, is traded on the SmallCap Market and, thus, Ontro Delaware could be subject to
Section 2115 of the California General Corporation Law in certain circumnstances if, among other conditions that are met by Ontro, 50% or more of the stockholders are California residents. Ontro currently believes that less than 50% of its stockholders are California residents and therefore Section 2115 currently does not apply.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of certain federal income tax considerations that may be relevant to holders of Ontro California stock who receive Ontro Delaware common stock in exchange for their Ontro California stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Ontro California stockholders, such as dealers in securities, or those Ontro California stockholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Ontro California common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (Code), the following tax consequences generally should result:

         (a) No gain or loss should be recognized by holders of Ontro California stock upon receipt of Ontro Delaware stock pursuant to the Proposed Reincorporation;

         (b) The aggregate tax basis of the Ontro Delaware stock received by each stockholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Ontro California stock surrendered in exchange therefor; and

         (c) The holding period of the Ontro Delaware stock received by each stockholder of Ontro California should include the period for which such stockholder held the Ontro California stock surrendered in exchange therefor, provided that such Ontro California stock was held by the stockholder as a capital asset at the time of the Proposed Reincorporation.

         Ontro has not requested a ruling from the Internal Revenue Service
(IRS) with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. THE COMPANY HAS NOT REQUESTED AN OPINION FROM COUNSEL TO THE EFFECT THAT THE PROPOSED REINCORPORATION WILL QUALIFY AS A REORGANIZATION WITHIN THE MEANING OF SECTION 368(a) OF THE CODE (TAX OPINION). THE TAX OPINION WILL NEITHER BIND THE IRS NOR PRECLUDE IT FROM ASSERTING A CONTRARY POSITION.

         A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Ontro California stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Ontro Delaware stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Ontro Delaware stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held Ontro California stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a stockholder would recognize gain to the extent the stockholder received (actually or constructively) consideration other than Ontro Delaware stock in exchange for the stockholder's Ontro California stock.

         State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

         Ontro California should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Ontro Delaware should succeed, without adjustment, to the federal income tax attributes of Ontro California.

APPROVAL BY STOCKHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF ONTRO DELAWARE AND ALL PROVISIONS THEREOF.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

          [Proposal 3 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR this Proposal 3.]

                                   PROPOSAL 4
                                   ----------

      TO APPROVE AN AMENDMENT TO ONTRO'S 1996 OMNIBUS STOCK PLAN INCREASING
THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM
                            1,545,400 TO 10,000,000.

         During the year ended December 31, 1996, the Board of Directors adopted an equity incentive 1996 Omnibus Stock Plan for executives and key employees
(Plan). The Plan authorizes the granting of options to purchase shares of Ontro's common stock. Current options vest ratably up to four (4) years from the date of grant and expire 5 to 10 years after the date of grant, or at the employee's termination date, if earlier. The number of shares authorized for the Plan is 1,545,400. As of October 1, 2002, there were approximately 250,670 shares available for grants under the Plan.

         The purpose of the Plan is to provide an incentive to eligible employees, officers, directors, and consultants, whose present and potential contributions are important to the continued success of Ontro, to afford these individuals the opportunity to acquire a proprietary interest in Ontro, and to enable Ontro to enlist and retain in its employment qualified personnel for the successful conduct of its business. This purpose is achieved through the granting of: (i) Stock Options, including incentive stock options (Incentive Stock Options) under Section 422 of the Internal Revenue Code and non-qualified stock options (Non-qualified Stock Options) which are not intended to meet the requirements of such section; (ii) stock appreciation rights (Stock Appreciation Rights); (iii) restricted stock (Restricted Stock); and (iv) long-term performance awards (Long Term Performance Awards).

         Officers, directors, consultants, and other employees of Ontro whom the board of directors deems to have the potential to contribute to the success of Ontro are eligible to receive awards under the Plan. The Plan provides that Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and Long-Term Performance Awards may be granted to employees (including officers), directors, and consultants of Ontro or any parent or subsidiary of Ontro. The Plan also provides that Incentive Stock Options may only be granted to employees (including officers) of Ontro or any parent or subsidiary of Ontro.

         The Plan is administered by the board of directors, or its duly appointed committee. The board of directors or its committee has full power to select the eligible individuals to whom awards are granted, to make any combination of awards to any participant and to determine the specific terms of each grant. The interpretation and construction of any provision of the Plan by the board of directors is final and conclusive. The board of directors has discretion in determining the number of shares and other terms of each option granted to each recipient. Each option grant shall be evidenced by an option agreement that shall specify the option price, the duration of the option, the number of shares to which the option pertains, the percentage of the option that may be exercised on specified dates in the future, and such other provisions as the board of directors shall determine. The option price for each grant of an option is determined by the board of directors.

         Under the terms and provisions of the Plan, the board of directors may make such amendments to the Plan as it deems advisable and in the best interests of Ontro, without action on the part of the stockholders unless such approval is required pursuant to Section 422A of the Internal Revenue Code or Rule 16b-3 under the Exchange Act. However, an amendment to the Plan contemplating, among other things, a change in the total number of shares which may be optioned under the Plan, must be approved by the vote of the holders of a [majority of the outstanding shares of common stock]. For a more detailed description of the Plan, see "1996 Omnibus Stock Plan."

         In the event that this Proposal 4 is approved by the requisite stockholder vote, the total number of shares authorized under the Plan will increase from 1,545,400 to 10,000,000. However, as of the date of this proxy statement, Ontro does not have a sufficient number of authorized shares to provide for the proposed increase in the total number of shares authorized under the Plan. As discussed in Proposal 3 of this proxy statement, the Certificate of Incorporation of Ontro Delaware provides for 100,000,000 authorized shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. Therefore, the proposed increase in the total number of shares authorized under the Plan from 1,545,400 to 10,000,000 will only become effective in the event that Proposal 3 is approved by the required vote of the Ontro California stockholders. In the event that both Proposal 3 and 4 of this proxy statement are approved by the required vote of Ontro California stockholders, upon the effective date of the Merger, the surviving entity, Ontro Delaware, will assume and continue the Plan, related plans and all other employee benefit plans of Ontro California.

         The board of directors has determined that it is in the best interest of Ontro to increase the number of shares which may be issued pursuant to options under the Plan from 1,545,400 to 10,000,000.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         [Proposal 4 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR this Proposal 4.]

                                   PROPOSAL 5
                                   ----------

        APPROVE THE BUYOUT PROPOSAL TO PURCHASE ALL COMMON STOCK SHARES
                        OF ONTRO HELD BY AURA (PVT.) LTD.

         On [______], 2002 Ontro's board of directors approved a certain buyout proposal by and between Ontro and. The terms of this buyout proposal and certain ancillary documents are described below.

         As of September 30, 2002, Aura beneficially owned approximately 3,124,210 shares of the Ontro common stock (Aura Shares) and certain unexercised warrants and options to purchase an additional 1,150,080 shares of Ontro's common stock (Warrants). In the event that Aura were to elect to exercise its Warrants, Aura would beneficially own approximately 4,274,290 shares, or approximately 36% of Ontro's common stock, thus being the single largest stockholder of Ontro's common stock.

         On July 31, 2002 Ontro received a notice from the Staff informing Ontro of the Staff's determination to de-list our common stock from the SmallCap Market. The Staff invoked its broad discretionary authority under NASD Marketplace Rules 4300 and 4330 as the basis of its determination to de-list Ontro's securities and cited public interest and investor protection concerns relating to Aura and certain persons allegedly affiliated with it. The Staff's allegations specifically referred to Khan who has been involved with Ontro in various capacities since 1996. The Staff alleged that as a result of Khan's direct involvement with the company and his alleged DE FACTO control of Aura, he is able to directly and indirectly exert control and influence over Ontro's operations. In connection with the foregoing, Ontro was notified that its securities would be de-listed from the SmallCap Market at the opening of business on August 8, 2002. However, Ontro determined to appeal the Staff's determination to de-list its securities from the SmallCap Market. To that end, Ontro requested and was granted an oral hearing before the Panel to appeal said determination.

         At the September 12, 2002 oral hearing before the Panel, Ontro's executive management presented a plan of compliance which was designed to address the continued listing deficiency as alleged by the Staff. Ontro's executive management requested an extension from the Staff's de-listing schedule to afford Ontro a reasonable opportunity to implement its plan of compliance. There is no assurance that Ontro will be successful in securing such an extension. There is also no assurance that even if we do secure such an extension, Ontro will regain and maintain its long-term compliance with the SmallCap Market continued listing criteria. Further, if we are not able to obtain this exception and our stock is de-listed from the SmallCap Market, there would likely be a substantial reduction in the liquidity of any investment in our common stock. This lack of liquidity may make it more difficult for us to raise capital in the future. There can be no assurance that an active trading market will be sustained in the future. In its communications, the Staff advised Ontro that given the nature of the alleged listing deficiency, investor protection and public concern, in the event Ontro's securities are delisted from the SmallCap Market, they may not be eligible to be quoted on the OTC Bulletin Board, and, instead, will be moved to the "pink sheets."

         Notwithstanding Ontro's disagreement with the Staff's allegations, Ontro has taken several affirmative steps to severely diminish and eventually eliminate Aura's position within Ontro. Firstly, Ontro ended its direct relationship with Khan by terminating his employment with the Company as of June 30, 2002. Secondly, Mir Saied Kashani, Aura's sole representative on Ontro's board of directors, resigned as of August 7, 2002. Thirdly, Ontro has arranged for the buyout of Aura's holdings in Ontro. To that end, Ontro's board of directors designated and authorized the Investor Group to, along with Ontro's executive management, negotiate a purchase of all Aura Shares. As a result of these negotiations, on September 7, 2002, Ontro and Aura executed a buyout proposal letter. Khan is also a signatory to this buyout proposal. As of the date of this proxy statement, the buyout proposal has not been reduced to a binding agreement and, thus, is not binding on Ontro.

         Under the terms of the buyout proposal, Aura further agreed to cancel and surrender all interest in the existing underwriter's representatives' options assigned to Aura following Ontro's initial public offering as well as warrants issued pursuant to two Exclusive Finder's Fee Agreements, by and between Aura and Ontro. In the event that the buyout proposal is reduced to a binding agreement and executed by both Aura and Ontro, the Investor Group would be responsible for the first installation in the amount of approximately $1,550,000, or $0.50 per share, and Ontro would be responsible for the remaining payments of up to $2,500,000 under the agreed upon payment schedule and is to disburse such payments in the event Ontro meets certain performance milestones as provided in the buyout proposal as follows:

         (i) An initial cash payment from the Investor Group in the amount of $0.50 per share, or approximately $1,550,000, upon Ontro's completion of an equity financing,
         (ii) An additional cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more over any consecutive three month period,
         (iii) An additional cash payment in the amount of $500,000 at any time Ontro evidences cumulative revenues of $5,000,000 or more per quarter over any two consecutive quarters,
         (iv) An additional cash payment in the amount of $1,500,000 at any time Ontro evidences cumulative revenues of $20,000,000 or more per quarter over any two consecutive quarters,
         (v) However, notwithstanding the foregoing provisions, if at the end of each fiscal quarter Ontro has cumulatively in its cash accounts (not including funds referenced in (i) above) more than $4,000,000, Ontro agreed to pay Aura 30% of the amount in such accounts that is in excess of $4,000,000 and any such payment is to be applied to the payments due under (ii)-(iv).

         Finally, on September 8, 2002, Aura and Ontro executed a Standstill Agreement. In accordance with the terms and provisions of this Agreement, Aura and its respective affiliates agreed, INTER ALIA, (i) not to acquire any beneficial interest in any equity securities of Ontro, (ii) not to vote any voting securities of Ontro, and (iii) not to participate in any solicitation of proxies. Aura also granted an irrevocable proxy coupled with interest to the Chief Executive Officer of Ontro to vote all Ontro's shares held by Aura in the name of Aura in the same manner and proportion as the shares held by all Ontro's stockholders. [On October __, 2002, Aura also executed an amendment to the Aura Standstill granting the proxy to vote all Aura Shares to approve proposals included in this proxy statement and presented to the Ontro stockholders at the annual meeting.] The Standstill Agreement expires on September 12, 2012. Ontro filed a Current Report on Form 8-K on September 19, 2002, to disclose the execution of the buyout proposal letter and the Standstill Agreement, which filing contains copies of each the buyout proposal and the Standstill Agreement.

         On September 19, 2002, Ontro and Khan executed a separate Standstill Agreement (Khan Standstill). The terms and conditions of the Khan Standstill are substantially the same as those of the Aura Standstill except in the following respects: (i) the term of the Khan Standstill is ten (10) years from the date of the execution, i.e. September 19, 2012; and (ii) there is no requirement of a voting trust or a similar arrangement.

         As of the date of this proxy statement, the Aura buyout proposal has not been reduced to a mutually binding agreement by and between Aura and Ontro. Christopher J. Reinhard, a venture capitalist and private investor, has led the Investor Group in the Aura buyout transaction, and has proposed to include up to $500,000 of his private funds towards the purchase of all Aura's Ontro common stock should the Aura proposal become a mutually binding agreement upon Ontro and Aura. As of the date of this proxy statement, the Investor Group has not identified person or persons who would contribute the remaining $1,050,000 of the initial $1,550,000 payment to Aura under the terms of the Aura buyout proposal. There is no assurance that the Investor Group will be capable of raising the remainder amount to remit the first installation to Aura or that the Investor Group will complete this transaction as agreed upon by the parties to the buyout. The board of directors of Ontro anticipates that the buyout agreement, when and if is executed by Aura and Ontro, would contain the same or substantially the same material terms as the ones contained in the Aura buyout proposal. However, there is a possibility that the board of directors may have to issue additional consideration to the Investor Group complete this purchase. This additional consideration may take several different forms including, but not limited to the issuance of a certain number of common stock shares of Ontro, options and/or warrants to purchase common stock shares of Ontro. In the event this agreement is executed by Ontro and Aura, the board of directors would need certain discretion to complete this purchase by issuing additional consideration if and to the extent required, and require the stockholder approval of this transaction to conclude the purchase of the Aura Shares.

         The board of directors seeks approval of the above referenced private placement to maintain its compliance with the Nasdaq corporate governance rules concerning stockholder approval in connection with a transaction other than a public offering involving a transaction with a 20% or greater stockholder. Furthermore, the board of directors anticipates a possibility that it may have to authorize a stock issuance of Ontro's common stock or debt instruments convertible into common stock of Ontro. In this respect, the board of directors seeks stockholder approval of the proposed buyout of Aura to maintain Ontro's compliance with the Nasdaq corporate governance rules concerning stockholder approval in connection with stock issuance in excess of 20% of the outstanding common stock of Ontro as Ontro is required to solicit and to obtain the approval of its stockholders prior to entering into any such transaction. A violation of the corporate governance requirement may result in the immediate de-listing of our common stock from the SmallCap Market.

         Ontro had 10,901,715 shares of the common stock issued and outstanding as of October 15, 2002. As of the same date, Aura's beneficially owned 4,274,290 or 35.5%.

         The board of directors is soliciting the approval of its stockholders in connection with the Aura buyout proposal.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         [Proposal 5 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR this Proposal 5.]

                                   PROPOSAL 6
                                   ----------

               APPROVE A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK
              IN CONNECTION WITH THE AUGUST 2002 PRIVATE PLACEMENT
                     OF ONTRO'S CONVERTIBLE DEBT SECURITIES.

         On August 15, 2002, Ontro's board of directors approved a private placement of Ontro's convertible debt securities with individual investors, who qualify as "accredited investors" as the term is defined under Rule 501 of Regulation D as promulgated by the U.S. Securities and Exchange Commission (SEC) under the Securities Act. The purpose of this private placement was to replenish its depleted cash reserves and to infuse much needed short-term capital into the company during a critical stage of its growth and expansion.

         Ontro's board of directors executed a unanimous written consent authorizing up to $530,000 in bridge loans, approving issuance of the bridge loan warrants, and reserving sufficient common stock for issuance upon exercise of the bridge loan warrants. Ontro and each individual investor participating in this private placement executed underlying documents: Loan Agreement, a Common Stock Purchase Warrant and a Convertible Promissory Note. In accordance with the terms and provisions of these documents, Ontro's convertible debt securities were placed with individual "accredited investors" during late August - early September 2002. The investors executed the foregoing loan and ancillary agreements with Ontro on an individual basis. Ontro paid finder's fee in the amount of $31,800 to the investment banking firm of Flemming & Lessard. As of the date of this proxy statement, the full amount of $530,000 has been received by Ontro.

LOAN AGREEMENT

         Under the terms of the Loan Agreement, individual "accredited investor" loaned various sums to the company. Each loan is evidenced by a Convertible Promissory Note (discussed below) and a grant of a Warrant to each individual investor to purchase one share of the Ontro common stock for each $0.50 loaned to the company.

CONVERTIBLE PROMISSORY NOTE

         In connection with the Loan Agreement, Ontro executed 8% convertible promissory notes payable on the maturity date (Note). Each Note was structured as a one-year note convertible into shares of Ontro's common stock at a conversion price determined under a formula described below. The Note also contains a provision stating that at the option of the Note holder, the Note may become immediately due and payable in an amount equal to the sum of (i) twice the original principal amount of the Note, and (ii) any accrued and unpaid interest owing on the Note, in the event of a change in control of Ontro, i.e., any acquisition of beneficial ownership of 25% or more of outstanding common stock of Ontro by a non-affiliate if such acquisition is not approved by the Ontro board of directors, while the Note remains unpaid or unconverted.

         The Note contains an automatic conversion provision that states that immediately upon the closing of a sale by Ontro of its common stock or securities convertible into common stock to third party investors prior to the Note maturity date, the Note automatically converts into a number of fully paid and non-assessable shares of Ontro's common stock which number is determined by dividing the principal amount outstanding under the Note, plus any accrued but unpaid interest as of the conversion date, by the lesser of (i) $0.50 or (ii) either (a) the price per share of common stock sold in another sale of Ontro's stock prior to the first anniversary of the Loan Agreement (Financing) or (b) the imputed price per share of common stock if securities convertible into common stock are sold in the Financing. In addition, Ontro has prepared and distributed to each investor an amendment to the Loan Agreement, which amendment provides that the number of shares of common stock of Ontro into which shares the Note is to automatically convert as provided in the Loan Agreement is not to exceed 19.9% of the total number of shares of Ontro common stock outstanding before the issuance of Ontro's common stock, unless and until Ontro's stockholders approve the issuance of additional shares at the lower price.

         Under the terms of the private placement, the subsequent equity financing and any stock issuance in connection with that financing must be approved by Ontro's stockholders.

         The Note further provides that all Ontro's shares of common stock issued to each individual "accredited investor" upon conversion of each respective Note are restricted and subject to a lock-up agreement, which, in essence, prevents the holder of shares of Ontro's common stock received upon conversion from selling, assigning or transferring those shares for a specific time period.

COMMON STOCK PURCHASE WARRANT

         Under the terms and provisions of this Warrant, each individual "accredited investor" is entitled to subscribe for a certain number of Ontro's common stock shares at an exercise price of $0.50 per share (Exercise Price). This Exercise Price is adjustable in the event that Ontro sells its common stock shares or securities convertible into common stock prior to the first anniversary of the Warrant at an actual per share price of less than $0.50 per share. The possible one time adjustment of Exercise Price is to be made to match this lower per share price. In addition to the foregoing Exercise Price adjustment, the number of shares underlying this Warrant are to be increased to equal the quotient of the total amount due under the Note issued to the Warrant holder divided by the actual or imputed price per share (in case of the convertible security placement) by the Financing. This Warrant is exercisable for a period of five years from issuance.

         The board of directors seeks approval of above referenced private placement to maintain its compliance with the Nasdaq corporate governance rules concerning stockholder approval in connection with stock issuances in excess of 20% of the outstanding common stock of the issuer. Under this requirement, the stockholder approval is required when, in connection with a transaction not involving a public offering, an issuer issues or sells common stock in excess of 20% of the number of shares of the issuer common stock outstanding prior to the issuance. Under an interpretative pronouncement addressing this matter in detail, an issuer, issuing a convertible security not containing certain built-in precautionary measures against issuances in excess of the 20% threshold, will be deemed in violation of the NASD corporate governance requirement. This is so regardless of the number of shares actually issued upon conversion, i.e. whether the actual number exceeded the 20% threshold or not. Therefore, the issuer is required to solicit and to obtain the approval of its stockholders prior to any stock issuance. The board of directors is seeking the approval of Ontro's stockholders precisely for this purpose. Furthermore, Ontro has prepared and distributed to each investor an amendment to the Loan Agreement, which amendment provides that the number of shares of common stock of Ontro into which shares the Note is to automatically convert as provided in the Loan Agreement is not to exceed 19.9% of the total number of shares of Ontro outstanding before the issuance of Ontro's common stock, unless and until Ontro's stockholders approve the issuance of additional shares at the lower price.

         Ontro had 10,901,715 shares of the common stock issued and outstanding on the date of the August 2002 private placement (approximately 2,180,000 shares constitute 20% of the total outstanding number of shares of the Ontro common stock on the same date). In this respect, Ontro's board of directors recommends this private placement for our stockholders' consideration and approval. A violation of the corporate governance requirement may result in the immediate de-listing of our common stock from the SmallCap Market.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         [Proposal 6 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR this Proposal 6.]

                                   PROPOSAL 7
                                   ----------

   APPROVE A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH THE
    SEPTEMBER 2002 PRIVATE PLACEMENT OF ONTRO'S CONVERTIBLE DEBT SECURITIES.

         Following the August 2002 private placement (August Private Placement), Ontro's board of directors determined to undertake another round of raising capital to meet Ontro's on-going working capital needs. To that end, on September 17, 2002, Ontro's board of directors approved a private placement of Ontro's convertible debt securities (September Private Placement). More specifically, Ontro's board of authorized up to $250,000 in bridge loans, approving issuance of the bridge loan warrants, and reserving sufficient common stock for issuance upon exercise of the bridge loan warrants.

         The terms and provisions of the September Private Placement are substantially similar to those of the August Private Placement. Much like the August Private Placement, the September Private Placement contemplates the placement of Ontro's convertible debt securities with certain individual "accredited investors". Ontro and each individual investor participating in this private placement will execute underlying documents: Loan Agreement, a Common Stock Purchase Warrant and a Convertible Promissory Note. The terms and provisions of these agreements are substantially similar to the ones underlying the August Private Placement, except in the following respects:

LOAN AGREEMENT

         The September Private Placement Loan Agreement has been revised to (i) reflect the revisions in the September Private Placement Note (described in detail below) and (ii) provide that the Common Stock Purchase Warrant to purchase one share of Ontro's common stock for each $0.50 of the underlying loan is to be issued only after Ontro obtains stockholder approval of the issuance of this Warrant.

CONVERTIBLE PROMISSORY NOTE

         The September Private Placement Note contains the following revisions:

         (i) the Note states that it will become immediately due and payable upon demand by the lender specified in the Loan Agreement on or after January 1, 2003 if Ontro's stockholders have not by such date approved the issuance of Ontro's common stock upon conversion of the Note as provided in the automatic conversion provision (described below), and

         (ii) the Note contains a revised automatic conversion provision that states that immediately upon the latter to occur of (i) the closing of a sale by Ontro of its common stock or securities convertible into common stock to third party investors prior to the maturity date of the Loan Agreement (Financing) and (ii) the date of stockholder approval of the issuance of common stock upon conversion of this Note, this
                  Note is to automatically convert into a number of fully paid and nonassessable shares common stock as may be obtained by dividing the principal amount outstanding under the Note, plus any accrued but unpaid interest as of the conversion date, by the lesser of (i) $0.50 or (ii) either (a) the price per share of common stock sold in the Financing or (b) the imputed price per share of common stock if securities convertible into common stock are sold in the Financing.

         All other material terms of the Note are substantially the same as the ones contained in the August Private Placement Note.

COMMON STOCK PURCHASE WARRANT

         The form of Common Stock Purchase Warrant in the September Private Placement is identical to that of the August Private Placement. For a detailed description of terms and conditions of the August Private Placement Warrant see the Proposal 6 discussion.

         The board of directors seeks approval of above referenced proposed stock issuance to maintain it compliance with the Nasdaq corporate governance continued listing requirement concerning the stockholder approval in connection with stock issuances in excess of 20% of the outstanding common stock of the issuer. A violation of the corporate governance requirement, may result in the immediate de-listing of our common stock from the SmallCap Market. For additional discussion of the corporate governance requirements and related interpretive materials see the discussion set forth in Proposal 6 this proxy statement.

         Ontro had 10,901,715 shares of the common stock issued and outstanding on the date the September Private Placement (approximately 2,180,000 shares constitute 20% of the total outstanding number of shares of the Ontro common stock on the same date). In this respect, Ontro's board of directors recommends this private placement for our stockholders' consideration and approval.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         [Proposal 7 must be approved by a majority of the votes cast in order to be effective. The board of directors recommends a vote FOR this Proposal 7.]

                                   PROPOSAL 8
                                   ----------

              TO APPROVE A FUTURE ISSUANCE OF ONTRO'S COMMON STOCK
                     IN CONNECTION WITH A PRIVATE PLACEMENT

         As of the date of this filing, Ontro has been in negotiations with various individual and institutional investors to raise additional amount of capital to address Ontro's growth and expansion. The board of directors anticipates that obtaining a substantial capital infusion into the company may require the placement or issuance of Ontro's equity or debt securities, options, warrants as well as possible appointment(s) of director nominees to the Ontro board of directors to represent investor interests on the company's board. Ontro anticipates to privately place a minimum of $[3,000,000] and a maximum of [$12,000,000] of Ontro's securities. The material terms of the anticipated private placement have not been finalized as of the date of this proxy statement. Those terms, including the per share purchase price of the common stock, preferred stock or debt instruments convertible into the shares of Ontro's common stock, will be determined by the Ontro board of directors based upon the prevailing market conditions and in the board's exercise of its fiduciary obligations to the company and to its stockholders. In this respect, the board is soliciting stockholder approval to authorize the board of directors to structure and to complete the anticipated private placement on the terms most favorable to the company and its stockholders.

         The issuance of the common stock in the private placement will be effected in reliance upon the exemption from registration under Section 4(2) of the Securities Act. Exemption from the registration provisions of the Securities Act will be claimed on the basis that the transaction does not involve any public offering and the purchasers of Ontro's securities will be financially sophisticated individuals or entities with access to the kind of information that registration would provide. Ontro will utilize the net proceeds of the private placement for working capital and other general corporate purposes.

         Under the stockholder approval corporate governance requirement of Nasdaq, an issuer must seek approval of its stockholders when, in connection with a transaction not involving a public offering, it sells or issues common stock in excess of 20% of its common stock outstanding prior to the issuance. A violation of the corporate governance requirement may result in the immediate de-listing of our common stock from the SmallCap Market. For additional discussion of the corporate governance requirements and related interpretive materials see the discussion set forth in Proposal 6 this proxy statement.

         As of the date of this filing, Ontro has 10,901,715 shares of common stock issued and outstanding, with approximately 2,180,000 shares constituting the 20% threshold amount. On October 1, 2002, the closing bid price for our common stock on the SmallCap Market was $0.81 per share. Given this most recent per share price, a minimum $[3,000,000] raised as a result of our capital raising efforts would required an issuance of at least [3,703,700] shares of common stock; a maximum $[12,000,000] raised in the same manner would require an issuance of at least [14,814,800] shares of common stock. Therefore, any common stock sales in excess of the minimum $[3,000,000] amount will result in our surpassing the 20% issuance threshold. This, in turn, may result in violation of the NASD corporate governance requirement unless the board of directors presents the stock issuance matter to the consideration of Ontro's stockholders and obtains their approval prior to the stock issuance.

         The board of directors is soliciting stockholder approval of a future issuance of common or preferred stock, or other instruments or securities convertible or exercisable into shares of common or preferred stock in connection with a private placement, if and to the extent that the stock issuance is equal to 20% or more of the number of shares of the common stock outstanding at the time of the private placement. Discussions are at a preliminary stage and consequently the board of directors is unable to know how extensive the dilution inherent in the private placement will be. Therefore, if stockholders approve this proposal, they will be giving the board of directors total and unlimited discretion to determine the provisions and terms of the securities to be privately placed. The stockholder approval would enable the board of directors to timely authorize the stock issuance should prevailing market conditions be favorable to Ontro. However, in the event that our stockholders do not approve this proposal, the board of directors will lack the requisite power to authorize the stock issuance and will have to consider alternative sources of financing of Ontro's working capital needs.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         [Proposal must be approved by a majority of the votes cast in order to be effective. The board of directors unanimously recommends a vote FOR the approval of this Proposal 8.]

                              OTHER PROPOSED ACTION

         Management is not aware of any matters to come before the Annual Meeting other than those stated in this proxy statement. However, inasmuch as matters of which management is not now aware may come before the Annual Meeting or any adjournments thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act, and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this proxy statement.

                     STOCKHOLDER PROPOSALS AND SUBMISSIONS

         Any proposal relating to a proper subject which a stockholder may intend to present for action at the 2003 Annual Meeting of Stockholders and which such stockholder may wish to have included in Ontro's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Exchange Act, be received in proper form by Ontro at its principal executive office no later than [December 31, 2002.] It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                            FORM 10-KSB ANNUAL REPORT

A COPY OF THE ANNUAL REPORT ON FORM 10-KSB (EXCLUDING EXHIBITS) INCLUDING FINANCIAL STATEMENT AND FOOTNOTES HAS BEEN INCLUDED WITH THE MAILING OF THIS PROXY TO ALL STOCKHOLDERS. Stockholders may obtain additional copies of this report, including financial statements, without charge, by writing to Kevin A. Hainley, Chief Financial Officer of Ontro, at Ontro's executive offices at 13250 Gregg Street, Poway, California 92064.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                                              ONTRO, INC.

                                                              Kevin A. Hainley
                                                              SECRETARY

                                      PROXY
                  ANNUAL MEETING OF STOCKHOLDERS OF ONTRO, INC.

                               NOVEMBER [11], 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby [Proxies] and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the annual meeting of stockholders to be held on November [11], at 2 P.M. Pacific Standard Time, at 13250 Gregg Street, Poway, California 92064 or at any adjournments thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. TO ELECT DIRECTORS, EACH TO SERVE UNTIL A SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

      [ ] FOR THE NOMINEES LISTED BELOW               [ ] WITHHOLD AUTHORITY
                                                      to vote for the nominee
          James L. Berntsen  James A. Scudder         listed below
          Douglas W. Moul    Carroll E. Taylor

(INSTRUCTION: To withhold authority to vote for a nominee strike a line through the nominee's name above)

2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS ONTRO'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2002.

       [ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

3. TO APPROVE THE CHANGE OF ONTRO'S STATE OF INCORPORATION FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE.

       [ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

4. TO APPROVE AN AMENDMENT TO ONTRO'S 1996 OMNIBUS STOCK PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM 1,545,400 TO 10,000,000.

       [ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

5. TO APPROVE THE BUYOUT PROPOSAL TO PURCHASE ALL COMMON STOCK SHARES OF ONTRO HELD BY AURA (PVT.) LTD.

       [ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

6. TO APPROVE A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH THE AUGUST 2002 PRIVATE PLACEMENT OF ONTRO'S CONVERTIBLE DEBT SECURITIES.

       [ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

7. TO APPROVE A PROPOSED ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH THE SEPTEMBER 2002 PRIVATE PLACEMENT OF ONTRO'S CONVERTIBLE DEBT SECURITIES.

       [ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

8. TO APPROVE A FUTURE ISSUANCE OF ONTRO'S COMMON STOCK IN CONNECTION WITH A PRIVATE PLACEMENT.

       [ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

9. TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Dated: ____________________________         ________________________________
                                            Signature

Dated: ____________________________         _________________________________
                                            Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. A person signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8 and 9.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                                                                      APPENDIX A
                                                                      ----------

                                   ONTRO, INC.
                             A DELAWARE CORPORATION

AUDIT COMMITTEE CHARTER
                            ADOPTED AS OF ____, 2002

AUDIT COMMITTEE CHARTER
PAGE 1
--------------------------------------------------------------------------------

                                   ONTRO, INC.
                             AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------
                                                                OCTOBER __, 2002

I.       RESPONSIBILITY

         The Ontro, Inc. ("Ontro") Audit Committee ("Committee") was established to assist the Board of Directors in carrying out its oversight responsibilities that relate to Ontro's accounting and financial reporting processes, audits of Ontro's financial statements, internal controls, and compliance with laws regulations and ethics. This policy reaffirms that the Committee's duties are oversight in nature and that the primary responsibility for financial reporting, internal control, and compliance with laws, regulation, and ethics standards rests with Ontro's executive management and that Ontro's external auditors are responsible for auditing Ontro's financial statements. The foregoing notwithstanding, the Committee, in its capacity as the audit committee of the Board of Directors, has direct responsibility for the appointment, compensation and oversight of the work of any registered public accounting firm employed by Ontro (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee does not provide any expert or special assurances as to Ontro's financial statements or any professional certification as to the external auditor's work.

         The Committee has the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to establish procedures concerning the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and confidential, anonymous employee submissions of concerns regarding questionable accounting or auditing matters. The Committee is empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The President, the Chief Financial Officer or the Corporate Secretary of Ontro shall provide, or arrange to provide, such other information, data and services as the Committee may request. The Committee shall conduct such interviews or discussions as it deems appropriate with personnel of Ontro, and/or others whose views would be considered helpful to the Committee.

         The Committee's prior approval is required for all auditing services and non-audit services. However, in the event the aggregate amount of non-audit services constitutes 5% or less of the total revenues paid by Ontro to its external auditor during the fiscal year in which non-audit services are provided, if Ontro did not recognize that these services were non-audit services at the time of the engagement and the Committee is promptly notified of this fact by Ontro, if the Committee (or one or more members of the Committee who are also members of the board to whom approval authority has been delegated by the Committee) approves such non-audit services prior to their completion, the requirement for Committee pre-approval may be waived.

AUDIT COMMITTEE CHARTER
PAGE 2
--------------------------------------------------------------------------------

         The Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and that the following duties of the Committee are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

A.    Financial Reporting

         Committee procedures shall include:

           1.    Selection of Independent Public Accountants

                  The Committee shall review senior management's recommendation on the annual selection of the external auditors. The Committee shall submit its recommended appointment (or reappointment) or termination of external auditors to the Board of Directors for their approval.

                  The Committee's review shall include:

                  - Review and prior approval of all auditing services and non-audit services. (In the event the Committee approves an audit service within the scope of an auditor's engagement, that audit service shall be deemed to have been pre-approved.)

                  - Opinions on the performance of the external auditors by appropriate management.

                  - Inquiring if the external auditors face any significant litigation or disciplinary actions by the Securities and Exchange Commission (the "Commission") or others.

                  - Inquiring whether the chief executive officer of Ontro's external auditors was employed by a registered independent public accounting firm and participated in any capacity in Ontro's audit during the one-year period preceding the commencement of an audit of Ontro.

                  - Obtaining written disclosure from the external auditors describing all relationships between the external auditors and Ontro that bear on independence and objectivity.

                  - Discussing auditor independence with its external auditors and recommending that the Board of Directors take appropriate action regarding any independence issues.

AUDIT COMMITTEE CHARTER
PAGE 3
--------------------------------------------------------------------------------

                  - Discussing with Ontro's Chief Executive Officer and Chief Financial Officer certifications in Ontro's periodic reports concerning disclosures of significant control deficiencies and any fraud by management.

                  -  Auditor engagement letters and estimated fees.

                  - Consideration of the report of the external auditor's latest peer review conducted pursuant to a professional quality control program.

                  - Review of management's letter of representation and consideration of any significant operational or reporting issues that may affect the financial statements.

                  - Proposed non-audit services and consideration of the possible effect that these services could have on the independence of the external auditors.

                  - Facilitating and maintaining an open avenue of communication with Ontro's external auditors.

                  - Ensuring the Committee is informed in a timely manner by Ontro's independent auditor of (1) all critical accounting policies and practices the independent auditor intends to use for the audit; (2) discussion with Ontro's management of all alternative treatments of financial information within generally accepted accounting principles, the ramifications of the use thereof and the preferred the independent auditor's preferred treatment; and (3) other material written communications between the independent auditors and Ontro's management to include any management letter or schedule of audit adjustments.

           2. Meeting with Ontro's general counsel, if any, and outside counsel when appropriate, to discuss legal matters that may have a significant impact on Ontro's financial statements.

           3.    Regarding Ontro's financial statements, the Committee will:

                  - Review Ontro's audited annual financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application.

                  - Review Ontro's interim quarterly financial statements and independent auditors' opinions with respect to the statements, including the nature of any changes in accounting principles or their application.

AUDIT COMMITTEE CHARTER
PAGE 4
--------------------------------------------------------------------------------

                  - Review significant accounting policies, policy decisions and changes, along with significant accounting, reporting or operational issues.

                  - Review the financial statements to be issued with management and with the independent auditors to determine whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders prior to the release of the each quarterly financial report to shareholders.

                  - Make a recommendation to the Board of Directors regarding the inclusion of interim and annual financial statements in Ontro's Commission filings based on its review of such financial statements with management and the independent auditors.

                  - Ensure that management maintains reliability and integrity of accounting policies and financial reporting and that management establishes and maintains processes to assure adequate systems of internal control.

                  - Disclose in Ontro's annual proxy or information statement, the existence of the Committee and the Committee charter and the extent to which the Committee has satisfied its responsibilities during the prior year in compliance with its charter.

                  - Disclose the Committee's approval of any non-audit services in Ontro's periodic reports filed with the Commission.

                  - Review the management letter issued by the external auditors and management's response.

                  - Review fees paid for audit and consulting services, respectively.

           4. Annually review and examine those matters which relate to a financial review of Ontro's Investment Policies.

           5. Submit findings of importance, conclusions, recommendations, and items that require follow-up or action to the Board of Directors.

           6. Annually review and update the Audit Committee Charter and submit the Charter to the full Board of Directors for approval.

           7. Maintain minutes or the other records of meetings and activities of the Committee.

AUDIT COMMITTEE CHARTER
PAGE 5
--------------------------------------------------------------------------------

B.    Monitoring of Internal Controls

         The Committee is responsible for obtaining and understanding of Ontro's key financial reporting risk areas and internal control structure. The Committee monitors the internal control process by reviewing information provided in the Business Conduct Questionnaire and Annual Certification reporting made by each Ontro employee, discussions with the chief financial and accounting officers and such other persons as the Committee deems appropriate, and discussions with and reports issued by external auditors.

C.    Compliance with Laws, Regulations, and Ethics

         The Committee shall review reports and other information to gain reasonable assurance that Ontro is in compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against conflict of interest and fraud.

         Committee procedures shall include:

         1. Review Ontro's policies relating to compliance with laws, regulations, ethics, and conflict of interest.

         2. Review significant cases of conflict of interest, misconduct, or fraud and the resolution of such cases.

         3. Review Ontro's policies and processes for compliance with U.S. and foreign country export controls, laws and regulations.

         4. Review Ontro's policies and processes for compliance with the Foreign Corrupt Practices Act and the USA Patriot Act.

         5. Review compliance reports received from regulators and consider legal and regulatory matters that may have a material impact on the financial statements.

         6. Review external auditor's reports that relate to the monitoring of compliance with Ontro's policies on business ethics.

         7. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by internal or external auditors.

         8. Review the disclosure included in Ontro's periodic reports concerning whether at least one member of the Committee is a "financial expert" (as defined in Part II below) and, if no member of the Committee is a "financial expert", why no such expert has been appointed to the Committee.

AUDIT COMMITTEE CHARTER
PAGE 6
--------------------------------------------------------------------------------

II.      OVERSIGHT OF EXTERNAL AUDIT FUNCTIONS

         The Committee shall schedule meetings as necessary to receive and discuss reports from staff, other committees, and consultants. Particular emphasis will be given by the Committee to significant control deficiencies, and actions taken by management to correct them. The Committee may request through the Chief Financial Officer that the external auditors perform special studies, investigations, or other services in matters of interest or concern to the Committee.

         The Committee's oversight of external audit coverage is covered under section I.A. above.

III.     COMMITTEE MEMBERSHIP

         The Committee shall be composed of three or more Directors, each of whom shall be independent. To be considered independent, a Committee member may not (other than in his capacity as a member of the Committee, the Board or another committee of the Board) accept any consulting, advisory or other compensatory fee from Ontro or be an affiliated person of Ontro or any of its subsidiaries. Each member shall comply with the requirements promulgated by The National Association of Securities Dealers, Inc. and the Commission, and shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment. All members of the Committee will have a general understanding of basic finance practices, and accounting practices and policies, and at least one member must have the requisite accounting or related financial management expertise to be deemed a "financial expert", as that term is defined by the Commission, having through education and experience as a public accountant, or auditor or a principal financial officer, comptroller or principal accounting officer or a position performing similar functions, an understanding of GAAP and financial statements, experience in the preparation or auditing of financial statements of generally comparable issuers and the application of such principles in connection with the accounting for estimates, accruals and reserves, and experience with internal accounting controls and an understanding of audit committee functions. The Chairman and other members of the Committee shall be appointed by the Board of Directors.

         Vacancies occurring in the Committee may be filled by appointment of the Chairman of the Board, but no member of the Committee shall be removed except by vote of a majority of Directors present at any regular or special meeting of the Board.

AUDIT COMMITTEE CHARTER
PAGE 7
--------------------------------------------------------------------------------

         The Secretary of the Committee shall be appointed by the majority vote of the Committee. The Secretary of the Committee shall prepare minutes of the meetings, maintain custody of copies of data furnished to and used by the Committee, and generally assist the Committee in connection with preparation of agendas, notices of meetings and otherwise.

IV.      CONDUCT OF BUSINESS

         All meetings require the presence of a majority of the members of the Committee to conduct business. Each Committee member shall have one vote. All actions or determinations by the Committee must be by majority vote of the members present. The Board of Directors shall have overall authority over all Committee actions.

V.       COMPENSATION

         The compensation of members of the Committee may be determined from time to time by resolution of the Board of Directors. Members of the Committee shall be reimbursed for all reasonable expenses incurred in attending such meetings.

VI.      TIME AND PLACE OF MEETINGS

         Committee meetings shall be held quarterly or more frequently as necessary at an agreed upon location. The Committee may ask members of management or others to attend the meeting and to provide pertinent information as necessary.

VII.     PRESENTATION OF REPORTS TO THE BOARD OF DIRECTORS

         The Committee shall make an annual presentation to the Board of Directors within three months after the receipt of the external auditor's opinion on Ontro's financial statement. The presentation shall provide an overview of the Committee's activities, findings of importance, conclusions, recommendations, and items that require follow-up or action by the Board. Presentations may be made at more frequent intervals if deemed necessary by the Committee or as requested by the Board of Directors.

                                                                      APPENDIX B
                                                                      ----------

                                   ONTRO, INC.
                             A DELAWARE CORPORATION

                          AGREEMENT AND PLAN OF MERGER
                             DATED AS OF ____, 2002

                          AGREEMENT AND PLAN OF MERGER
                                       OF
                      ONTRO, INC. (A DELAWARE CORPORATION)
                                       AND
                     ONTRO, INC. (A CALIFORNIA CORPORATION)

      THIS AGREEMENT AND PLAN OF MERGER dated as of October __, 2002 (the "Agreement") is between Ontro, Inc., a Delaware corporation ("Ontro Delaware") and Ontro, Inc., a California corporation ("Ontro California"). Ontro Delaware and Ontro California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

      A. Ontro California has determined that it is in the best interests of Ontro California and its stockholders for Ontro California to be reincorporated in Delaware. Ontro California has caused Ontro Delaware to be formed for that purpose. Ontro Delaware has no stockholders. It is contemplated that Ontro California will be merged into Ontro Delaware and that Ontro Delaware will be the surviving corporation, that the stockholders of Ontro California will become the stockholders of Ontro Delaware upon the effectiveness of the merger, and that each such stockholder will have the same proportionate interest in Ontro Delaware after the Merger as the stockholder had in Ontro California immediately before the merger.

     B. Ontro Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 120,000,000 shares, 100,000,000 of which are designated "Common Stock," par value $0.001 per share, and 20,000,000 of which are designated "Preferred Stock," par value $0.001 per share. As of the date hereof, no shares of Common Stock are issued and outstanding, and no shares of Preferred Stock are issued and outstanding.

      C. Ontro California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 20,000,000 shares, no par value, which are designated as "Common Stock" and 5,000,000 shares, no par value, which are designated as "Preferred Stock". As of September 30, 2002, 10,901,715 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding.

      D. The Board of Directors of Ontro California has determined that, for the purpose of effecting the reincorporation of Ontro California in the State of Delaware, it is advisable and in the best interests of Ontro California and its stockholders that Ontro California merge with and into Ontro Delaware upon the terms and conditions herein provided.

      E. The respective Boards of Directors of Ontro Delaware and Ontro California have approved this Agreement and the Board of Directors of Ontro California has directed that this Agreement be submitted to a vote of Ontro California's stockholders and executed by the undersigned officers.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Ontro Delaware and Ontro California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.    MERGER

      1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Ontro California shall be merged with and into Ontro Delaware (the "Merger"), the separate existence of Ontro California shall cease and Ontro Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. The stockholders of Ontro California before the Merger shall be the sole stockholders of Ontro Delaware after the Merger, and each such stockholder shall have such proportionate interest in Ontro Delaware after the Merger as he had in Ontro California before the Merger. Ontro Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Ontro, Inc.

      1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

            (a) This Agreement and Merger shall have been adopted and approved by the stockholders of Ontro California in accordance with the requirements of the California Corporations Code;

            (b) The Board of Directors of Ontro California determines the exact ratio of shares of Ontro California Common to be exchanged for shares of Common and Preferred Stock in the Surviving Corporation;

            (c) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

            (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

            (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

      1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Ontro California shall cease and Ontro Delaware, as the Surviving Corporation, (i) shall continue to possess, either directly or through any of its wholly owned subsidiaries including but not limited to Insta-Heat, Inc., a California corporation, all of its assets, rights, powers, physical property, and intellectual property including, but not limited to, Ontro California's U.S. and foreign patents, whether approved or pending, trademarks, service marks, and trade secrets, as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Ontro California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Ontro California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Ontro Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Ontro California in the same manner as if Ontro Delaware had itself incurred them, all is more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

      1.4 TAX CONSEQUENCES OF THE MERGER. The transaction is intended to qualify as a Section 368(a)(1)(F) exchange of the Internal Revenue Code of 1986, as amended.

II.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

      2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Ontro Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.2 BYLAWS. The Bylaws of Ontro Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.3 DIRECTORS AND OFFICERS. The directors and officers of Ontro Delaware shall be Christopher J. Reinhard, Ronald I. Simon, and Murray H. Hutchison, until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.  MANNER OF CONVERSION OF STOCK

      3.1 ONTRO CALIFORNIA COMMON STOCK. Shares of Ontro California Common Stock will be exchanged for between one (1) and five (5) shares of Common Stock of the Surviving Corporation. Upon adoption and approval of this Agreement and Plan of Merger by the stockholders of Ontro California, the Board of Directors of Ontro California will be authorized to determine and will effect by resolution the exact ratio for which shares of Ontro California Common Stock will be exchanged for shares of Common Stock in the Surviving Corporation and will so notify the Board of Directors of Ontro Delaware, and will provide such information in Appendix A hereto which will be appended to and made a part of this Agreement. Upon the Effective Date of the Merger, each share of Ontro California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and the resolution of the Board of Directors of Ontro California determining the exact ratio of the exchange of shares of Common Stock, and without any further action by the holder of such shares or any other person, be converted into and exchanged for the determined number of fully paid and nonassessable shares of Common Stock, par value $0.001 per share of the Surviving Corporation.

      3.2 ONTRO CALIFORNIA OPTIONS AND EMPLOYEE BENEFITS.

      (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option and related plans and all other employee benefit plans of Ontro California. Each outstanding and unexercised option or other right to purchase Ontro California Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Ontro California Common Stock issuable pursuant to any such option or related right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Ontro California option or related right at the Effective Date of the Merger.

      (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and related rights equal to the number of shares of Ontro California Common Stock so reserved immediately prior to the Effective Date of the Merger.

      3.3 ONTRO DELAWARE COMMON STOCK AND PREFERRED STOCK. Upon the Effective Date of the Merger, each share of Common Stock, no par value, and each share of Preferred Stock, no par value, if any, of Ontro Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Ontro Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

      3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Ontro California Common Stock may, at such stockholder's option, surrender the same for cancellation to Corporate Stock Transfer as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock and/or Preferred Stock (as applicable) into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Ontro California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock and/or Preferred Stock (as applicable) into which such shares of Ontro California Common Stock were converted in the Merger.

      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock and/or Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

      Each certificate representing stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Ontro California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

      If any certificate for shares of Ontro Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Ontro Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Ontro Delaware that such tax has been paid or is not payable.

IV.   GENERAL

      4.1 COVENANTS OF ONTRO DELAWARE. Ontro Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

            (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

            (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Ontro Delaware of all of the franchise tax liabilities of Ontro California; and

            (c) take such other actions as may be required by the California General Corporation Law.

      4.2 FURTHER ASSURANCES. From time to time, as and when required by Ontro Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Ontro California such deeds and other instruments, and there shall be taken or caused to be taken by Ontro Delaware and Ontro California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Ontro Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Ontro California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Ontro Delaware are fully authorized in the name and on behalf of Ontro California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Ontro California or of Ontro Delaware, or of both, notwithstanding the approval of this Agreement by the stockholders of Ontro California.

      4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of Ontro California shall not:
(a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

      4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19801, County of New Castle and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

      4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 13250 Gregg Street, Poway, California 92064 and copies thereof will be furnished to any stockholder of Ontro California, upon request and without cost.

      4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

      4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Ontro, Inc., a Delaware corporation, and Ontro, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                        ONTRO, INC.
                                        a Delaware corporation

                                        By:

                                        ----------------------------------------
                                        Name
                                        Title:
ATTEST:

----------------------------------
Name:
Title: Secretary

                                        ONTRO, INC.
                                        California Corporation

                                        By:

                                        ----------------------------------------
                                        Name
                                        Title:
ATTEST:

----------------------------------
Name: Kevin A. Hainley
Title: Secretary

                                                                      APPENDIX C
                                                                      ----------

                                   ONTRO, INC.
                             A DELAWARE CORPORATION

                          CERTIFICATE OF INCORPORATION
                             DATED AS OF ____, 2002

                                   ONTRO, INC.

                          CERTIFICATE OF INCORPORATION

         FIRST: NAME. The name of the Corporation is:

                                   Ontro, Inc.

         SECOND: REGISTERED OFFICE AND REGISTERED AGENT. The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, located in New Castle County. The name of the registered agent of the Corporation at such address is Corporation Service Company.

         THIRD: PURPOSE. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: CAPITALIZATION. The total number of shares of stock which the corporation shall have authority to issue is one hundred twenty million (120,000,000). The total number of shares of common stock which the Corporation is authorized to issue is one hundred million (100,000,000), par value $0.001 per share. The total number of shares of preferred stock which the corporation is authorized to issue is twenty million (20,000,000), par value $0.001 per share, as a class with or without series to be determined from time to time by the Board of Directors who shall designate the number, rights, preferences, privileges and other special rights and the qualifications, limitations, restrictions and other distinguishing characteristics of one or more series of preferred stock.

         FIFTH: INCORPORATOR. The name and mailing address of the incorporator is:

                   Bertin Henry Perez, Esq.
                   1818 N St., N.W., Suite 400
                   Washington, D.C. 20036

         The powers of the incorporator will terminate upon filing of this Certificate of Incorporation.

         SIXTH: DIRECTORS. The number of directors of the Corporation shall be set forth in the by-laws of the Corporation, which number may be increased or decreased pursuant to the by-laws of the Corporation. The Board of Directors is authorized to make, alter, or repeal the by-laws of the Corporation. The name of the directors who shall act until the first meeting or until their successors are duly elected and qualified are:

                             Christopher J. Reinhard
                                 Ronald I. Simon
                                Murray H. Hutchison

         SEVENTH: LIABILITY OF DIRECTORS. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided however, that the foregoing clause shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

         EIGHTH: DURATION. The duration of the Corporation shall be perpetual.

         NINTH: ELECTION REGARDING SECTION 203. The Corporation expressly elects to be governed by Section 203 of the General Corporation Law of Delaware, regarding business combinations with interested stockholders.

         TENTH: INDEMNIFICATION.

         (a) The Corporation shall, to the extent and in the manner permitted by the General Corporation Law of Delaware, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation. For purposes of such indemnification, a "director" or "officer" of the Corporation shall mean any person (i) who is or was a director or officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or
(iii) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

         The Corporation shall pay the reasonable expenses (including attorney's fees) incurred by a director or officer of the Corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Article Tenth in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the Corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced in the event that it should ultimately be determined that the director or officer is not entitled to be indemnified under this Article Tenth or otherwise.

         The rights conferred on any person by section (a) of this Article Tenth shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or any agreement, vote of the stockholders or disinterested directors, or other action provided that the same conforms to the provisions of this Certificate of Incorporation, as the same may be amended from time to time, and the laws of the State of Delaware.

         Any repeal or modification of the foregoing provisions of this Article Tenth shall not adversely affect any right or protection hereunder of any person in respect to any act or omission occurring prior to the time of such repeal or modification.

         (b) The Corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify any person, in addition to directors and officers of the Corporation, against reasonable expenses (including reasonable attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the Corporation. For purposes of this section (b) of Article Tenth, an "employee" or "agent" of the Corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

         (c) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

         ELEVENTH: STOCKHOLDER ACTION WITH RESPECT TO BYLAWS. Stockholders may amend, repeal or adopt Bylaws, only upon the vote of at least 66 2/3% of the shares of each class and series, if any, of capital stock issued and outstanding and entitled to vote on such matter, voting together as a single class, who shall vote in favor of such matter.

         TWELFTH: AMENDMENTS. Any amendment of this Certificate of Incorporation shall be made and effected only in the manner set forth herein. The board of directors shall adopt a resolution, by affirmative vote of at least a majority of the directors then in office, at a meeting called for that purpose, setting forth the proposed amendment, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the proposed amendment be considered at the next annual meeting of stockholders. In order to be adopted, each proposed amendment to this Certificate of Incorporation must be approved by the affirmative vote of a majority of the outstanding shares of each class and series, if any, entitled to vote thereon.

         I, THE UNDERSIGNED, being the incorporator herein named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 2nd day of October, 2002.

                                                  /s/ Bertin Henry Perez
                                                  ------------------------------
                                                  Bertin Henry Perez

                                                                      APPENDIX D
                                                                      ----------

                                   ONTRO, INC.
                             A DELAWARE CORPORATION

                                     BY-LAWS
                             DATED AS OF ____, 2002

                                   ONTRO, INC.

                                     BY-LAWS

                                    ARTICLE I

                                The Stockholders

         SECTION 1.1. ANNUAL MEETING. There shall be an annual meeting of the stockholders in the month of ____________ of each year at 10:00 a.m. local time, or at such other date or time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, for the election of directors and for the transaction of such other business as may come before the meeting.

         SECTION 1.2. SPECIAL MEETINGS. A special meeting of the stockholders may be called at any time by the written resolution or request of a majority or more of the members of the board of directors, the president, or any executive vice president and shall be called upon the written request of the holders of ten (10%) or more in amount of each class or series of the capital stock of the corporation entitled to vote at such meeting on the matters(s) that are the subject of the proposed meeting, such written request in each case to specify the purpose or purposes for which such meeting shall be called, and with respect to stockholder proposals, shall further comply with the requirements of Section
1.8 of this Article I.

         SECTION 1.3. NOTICE OF MEETINGS. Written notice of each meeting of stockholders, whether annual or special, stating the date, hour and place where it is to be held, shall be served either personally or by mail, not less than ten (10) nor more than sixty (60) days before the meeting, upon each stockholder of record entitled to vote at such meeting, and to any other stockholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their stock pursuant to the General Corporation Law of Delaware, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid, and shall be directed to each such stockholder at his address, as it appears on the records of the stockholders of the corporation, unless he shall have previously filed with the secretary of the corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

         SECTION 1.4. FIXING DATE OF RECORD. (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 2

meeting of stockholders or adjournment thereof, shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting; and (2) in the case of determination of stockholders entitled to express consent to a corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date is fixed by the board of directors: (1) the record date for determining stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and
(2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the board of directors is required by law, shall be on the close of business on the day on which the board of directors adopts the resolution taking such prior action. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         SECTION 1.5. INSPECTORS. At each meeting of the stockholders, the polls shall be opened and closed, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by one or more inspectors. Such inspectors shall be appointed by the board of directors before or at the meeting, or, if no such appointment shall have been made, then by the presiding officer at the meeting. If for any reason any of the inspectors previously appointed shall fail to attend or refuse or be unable to serve, inspectors in place of any so failing to attend or refusing or unable to serve shall be appointed in like manner.

         SECTION 1.6. QUORUM. At any meeting of the stockholders the holders of one-half (1/2) of all of the outstanding shares of the voting capital stock of the corporation taken together as a single class, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number shall be required by law, and, in that case, the representation of the number so required shall constitute a quorum.

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 3

         If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed in accordance with these By-Laws for an annual or special meeting, a majority in interest of the stockholders present in person or by proxy may adjourn, from time to time, without notice other than by announcement at the meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         SECTION 1.7. BUSINESS. The chairman of the board, if any, the president, or in his absence the vice-chairman, if any, or an executive vice president, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided, however, that the board of directors or committee may appoint any stockholder to act as chairman of any meeting in the absence of the chairman of the board. The secretary of the corporation shall act as secretary at all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

         SECTION 1.8. STOCKHOLDER PROPOSALS. No proposal by a stockholder shall be presented for vote at a special or annual meeting of stockholders unless such stockholder shall, not later than the close of business on the fifth (5th) day following the date on which notice of the meeting is first given to stockholders, provide the board of directors or the secretary of the corporation with written notice of such stockholder's intention to present a proposal for action at the forthcoming meeting of stockholders, which notice shall include the name and address of such stockholder, the number of voting securities that he holds of record and that he holds beneficially, the text of the proposal to be presented to the meeting and a statement in support of the proposal.

         Any stockholder who was a stockholder of record on the applicable record date may make any other proposal at an annual meeting or special meeting of stockholders and the same may be discussed and considered, but unless stated in writing and filed with the board of directors or the secretary prior to the date set forth hereinabove, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the stockholders taking place sixty
(60) days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees, but in connection with such reports, no new business proposed by a stockholder, QUA stockholder, shall be acted upon at such annual meeting unless stated and filed as herein provided.

         SECTION 1.9. PROXIES. At all meetings of stockholders, a stockholder entitled to vote or to express consent or dissent to corporate action may vote either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise specifically provided in the proxy.

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 4

         SECTION 1.10. VOTING BY BALLOT. The votes for directors, and upon the demand of any stockholder or when required by law, the votes upon any question before the meeting, shall be by ballot.

         SECTION 1.11. VOTING LISTS. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         SECTION 1.12. PLACE OF MEETING. The board of directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or any special meeting called by the board of directors. If no designation is made or if a special meeting is otherwise called, the place of meeting shall be the principal office of the corporation.

         SECTION 1.13. ACTION BY CONSENT OF STOCKHOLDERS. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of minutes of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         SECTION 1.14. VOTING OF STOCK OF CERTAIN HOLDERS. Shares of capital stock of the corporation standing in the name of another corporation, a limited liability company, a partnership, a trust, an association or any other entity domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws or other governing instruments of such entity may prescribe, or in the absence of such provision, as the board of directors or other governing entity or person(s) of such entity may determine.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 5

         Shares of capital stock of the corporation standing in the name of a deceased person, a minor ward or an incompetent person may be voted by his administrator, executor, court-appointed guardian or conservator, either in person or by proxy, without a transfer of such stock into the name of such administrator, executor, court-appointed guardian or conservator. Shares of capital stock of the corporation standing in the name of a trustee may be voted by him, either in person or by proxy.

         Shares of capital stock of the corporation standing in the name of a receiver may be voted, either in person or by proxy, by such receiver, and stock held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in any appropriate order of the court by which such receiver was appointed.

         A stockholder whose stock is pledged shall be entitled to vote such stock, either in person or by proxy, until the stock has been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote, either in person or by proxy, the stock so transferred.

         Shares of its own capital stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding stock at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding stock at any given time.

                                   ARTICLE II

                               Board of Directors

         SECTION 2.1. NUMBER AND TERM OF OFFICE. The business and the property of the corporation shall be managed and controlled by the board of directors. The number of directors which shall constitute the whole board shall be not fewer than five (5) (unless the Corporation has fewer than three (3) stockholders, in which case the number of directors may not be fewer than the number of stockholders) nor more than eleven (11). Within the limits above specified, the number of directors shall be determined by the board of directors pursuant to a resolution adopted by a majority of the directors then in office. Each director shall hold office for the term for which elected and until his or her successor shall be elected and shall qualify. Directors need not be stockholders.

         SECTION 2.2. VACANCIES. Vacancies in the board of directors, including vacancies resulting from an increase in the number of directors, shall be filled only by a majority vote of the remaining directors then in office, though less than a quorum; except that vacancies resulting from removal from office by a vote of the stockholders may be filled by the stockholders at the same meeting at which such removal occurs provided that the holders of not less than a majority of the outstanding shares of capital stock of the corporation entitled to vote for the election of directors, voting together as a single class, shall vote for each replacement director. All directors elected to fill vacancies shall hold office for a term expiring at the time at which the term to which they have been elected expires. No decrease in the number of directors

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 6

constituting the board of directors shall shorten the term of an incumbent director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at any time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the board (as constituted immediately prior to any applicable increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares of capital stock at the time outstanding, taken together as a class, having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         SECTION 2.3. PLACE OF MEETINGS, ETC. The board of directors may hold its meetings, and may have an office and keep the books of the corporation (except as otherwise may be provided for by law), in such place or places in the State of Delaware or outside of the State of Delaware, as the board from time to time may determine. Any director may participate telephonically in any meeting of the board of directors, and such participation shall be considered to be the same as his physical presence thereat.

         SECTION 2.4. REGULAR MEETINGS. Regular meetings of the board of directors shall be held on the day of the annual meeting of stockholders after the adjournment of such meeting of stockholders, and at such other times and places as the board of directors may fix. No notice shall be required for any such regular meeting of the board.

         SECTION 2.5. SPECIAL MEETINGS. Special meetings of the board of directors shall be held whenever called by direction of the chairman or vice-chairman of the board, the president, an executive vice president or a majority of the directors then in office.

         The secretary shall give notice of each special meeting, stating the date, hour and place thereof, at least ten days before the meeting, to each director; but such notice may be waived by any director in writing or by telegraph, teletype telex, cable, facsimile, email or the equivalent either before or after such meeting, or, if present at such meeting. The secretary shall give such notice either personally or by mail, telephone, telegraph, teletype, telex, cable, facsimile, email or other form of wire or wireless communication. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

         SECTION 2.6. QUORUM. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business; but if at any meeting of the board there be less than a quorum present, a majority of those present may adjourn the meeting from time to time. In every case, except as set forth in the Certificate of Incorporation or these By-Laws, the affirmative vote of the majority of all of the directors present at the meeting shall be necessary for the adoption of any resolution.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 7

         SECTION 2.7. BUSINESS. Business shall be transacted at meetings of the board of directors in such order as the board may determine. At all meetings of the board of directors, the chairman of the board, if any, the president, or in his absence the vice-chairman, if any, or an executive vice president, in the order named, shall preside.

         SECTION 2.8. CONTRACTS. (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

         (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

         (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders.

         (b) Interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

         SECTION 2.9. COMPENSATION OF DIRECTORS. Each director of the corporation who is not a salaried officer or employee of the corporation, or of a subsidiary of the corporation, shall receive such allowances for serving as a director and such fees for attendance at meetings of the board of directors or the executive, audit, compensation, nominating or other committee, whether standing or special), appointed by the board as the board may from time to time determine.

         SECTION 2.10. ELECTION OF OFFICERS AND COMMITTEES. At the first regular meeting of the board of directors in each year (at which a quorum shall be present) held next after the annual meeting of stockholders, the board of directors shall elect the principal officers of the corporation, and members of the committee, if any, to be elected by the board of directors under the provisions of Article III and Article IV of these By-Laws. The board of directors may designate such other committees with such power and authority (to the extent permitted by law, the Certificate of Incorporation and these By-Laws), as may be provided by resolution of the board of directors.

                                      D-8


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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 8

         SECTION 2.11. NOMINATION. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on the last day of the eighth month after the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors, and; (e) the consent of each nominee to serve as a director of the corporation if so elected. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         SECTION 2.12. ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the board or committee.

         SECTION 2.13. PARTICIPATION BY CONFERENCE TELEPHONE. Members of the board of directors of the corporation, or any committee thereof, may participate in a regular or special meeting of the board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 9

                                   ARTICLE III

                               Executive Committee

         SECTION 3.1. NUMBER AND TERM OF OFFICE. The board of directors may, at any meeting, by majority vote of the board of directors, elect from the directors an executive committee and/or one or more other committees (collectively the "committee"). The committee shall consist of such number of members as may be fixed from time to time by resolution of the board of directors. The officer-directors, by virtue of their offices, shall be members of the committee. Unless otherwise ordered by the board of directors, each elected member of the committee shall continue to be a member thereof until the expiration of his term of office as a director.

         SECTION 3.2. POWERS. The committee may, while the board of directors is not in session, exercise all or any of the powers of the board of directors in all cases in which specific directions shall not have been given by the board of directors; except that the committee shall not have the power or authority of the board of directors in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, amending the By-Laws of the corporation, declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger.

         SECTION 3.3. MEETINGS. Regular meetings of the committee may be held without notice at such times and places as the committee may fix from time to time by resolution. Special meetings of the committee may be called by any member thereof upon not less than ten days notice, given in person, by mail, telegraph, teletype, telex, cable, facsimile, email or other form of wire or wireless communication (if allowed by law), stating the place, date and hour of the meeting, but such notice may be waived by any member of the committee. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every member of the committee shall be present, in person or by telephone, even though without any notice, any business may be transacted.

         SECTION 3.4. PRESIDING OFFICER. At all meetings of the committee the chairman of the committee, who shall be designated by the board of directors from among the members of the committee, shall preside, and the board of directors shall designate a member of such committee to preside in the absence of the chairman thereof. The board of directors may also similarly elect from their number one or more alternate members of the committee to serve at the meetings of such committee in the absence or disqualification of any regular member or members, and, in case more than one alternate is elected, shall designate at the time of election the priorities as between them.

                                      D-10

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 10

         SECTION 3.5. VACANCIES. The board of directors, by majority vote of the board of directors then in office, shall fill vacancies in the committee by election from the directors.

         SECTION 3.6. RULES OF PROCEDURE; QUORUM. All action by the committee shall be reported to the board of directors at its meeting next succeeding such action, and shall be subject to revision or alteration by the board of directors; provided that no rights or acts of third parties shall be affected by any such revision or alteration.

         The committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the board of directors, but in every case the presence of a majority of the total number of members of the committee shall be necessary to constitute a quorum. In every case, the affirmative vote of a majority of all of the members of the committee present at the meeting shall be necessary for the adoption of any resolution.

                                   ARTICLE IV

                                  The Officers

         SECTION 4.1. NUMBER AND TERM OF OFFICE. The officers of the corporation shall be a president, a chief executive officer, one or more executive vice-presidents, a secretary, a chief financial officer, and such other officers as may from time to time be elected or appointed by the board of directors, including such additional vice-presidents with such designations, if any, as may be determined by the board of directors and such assistant secretaries as may be determined by the board of directors. In addition, the board of directors may elect a chairman of the board and may also elect a vice-chairman as officers of the corporation, each of whom must also be a director. Any two or more offices may be held by the same person, except that the offices of president and secretary may not be held by the same person. In its discretion, the board of directors may leave unfilled any office except those of president, chief financial officer, and secretary.

         The officers of the corporation shall be elected or appointed annually by the board of directors at the first meeting of the board of directors held after each annual meeting of stockholders. Vacancies or new offices may be filled at any time. Each officer shall hold office until his successor shall have been duly elected or appointed or until his death or until he shall resign or shall have been removed by the board of directors.

         Each of the salaried officers of the corporation shall devote his entire time, skill and energy to the business of the corporation, unless the contrary is expressly consented to by the board of directors or the committee.

         SECTION 4.2. REMOVAL. Any officer may be removed, with or without cause, by the board of directors whenever, in its judgment, the best interests of the corporation would be served thereby.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 11

         SECTION 4.3. THE CHAIRMAN OF THE BOARD. The chairman of the board, if any, shall preside at all meetings of stockholders and of the board of directors and shall have such other authority and perform such other duties as are prescribed by law, by these By-Laws and by the board of directors. The board of directors may designate the chairman of the board as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the board of directors for the chief executive officer.

         SECTION 4.4. THE VICE-CHAIRMAN. The vice-chairman, if any, shall have such authority and perform such other duties as are prescribed by these By-Laws and by the board of directors. In the absence or inability to act of the chairman of the board and of the president, he shall preside at the meetings of the stockholders and of the board of directors and shall have and exercise all of the powers and duties of the chairman of the board. The board of directors may designate the vice-chairman as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the board of directors for the chief executive officer.

         SECTION 4.5. THE PRESIDENT. The president shall have such authority and perform such duties as are prescribed by law, by these By-Laws, by the board of directors and by the chief executive officer (if the president is not the chief executive officer). The president, if there is no chairman of the board, or in the absence or the inability to act of the chairman of the board, shall preside at all meetings of stockholders and of the board of directors. Unless the board of directors designates the chairman of the board or the vice-chairman as chief executive officer, the president shall be the chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these By-Laws and the board of directors for the chief executive officer.

         SECTION 4.6. THE CHIEF EXECUTIVE OFFICER. Unless the board of directors designates otherwise, the chairman of the board shall be the chief executive officer. The chief executive officer of the corporation shall have, subject to the supervision and direction of the board of directors, general supervision of the business, property and affairs of the corporation, including the power to appoint and discharge agents and employees, and the powers vested in him by the board of directors, by law or by these By-Laws or which usually attach or pertain to such office.

         SECTION 4.7. THE EXECUTIVE VICE-PRESIDENTS. In the absence of the chairman of the board, if any, the president and the vice-chairman, if any, or in the event of their inability or refusal to act, the executive vice-president (or in the event there is more than one executive vice-president, the executive vice-presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the chairman of the board, of the president and of the vice-chairman, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman of the board, the president and the vice-chairman. Any executive vice-president may sign, with the secretary or an authorized assistant secretary, certificates for stock of the corporation and shall perform such other duties as from time to time may be assigned to him by the chairman of the board, the president, the vice-chairman, the board of directors or these By-Laws.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 12

         SECTION 4.8. THE VICE-PRESIDENTS. The vice-presidents, if any, shall perform such duties as may be assigned to them from time to time by the chairman of the board, the president, the vice-chairman, the board of directors, or these By-Laws.

         SECTION 4.9. THE CHIEF FINANCIAL OFFICER. Subject to the direction of the chief executive officer and the board of directors, the chief financial officer shall have charge and custody of all the funds and securities of the corporation; when necessary or proper he shall endorse for collection, or cause to be endorsed, on behalf of the corporation, checks, notes and other obligations, and shall cause the deposit of the same to the credit of the corporation in such bank or banks or depositary as the board of directors may designate or as the board of directors by resolution may authorize; he shall sign all receipts and vouchers for payments made to the corporation other than routine receipts and vouchers, the signing of which he may delegate; he shall sign all checks made by the corporation (provided, however, that the board of directors may authorize and prescribe by resolution the manner in which checks drawn on banks or depositaries shall be signed, including the use of facsimile signatures, and the manner in which officers, agents or employees shall be authorized to sign); unless otherwise provided by resolution of the board of directors, he shall sign with an officer-director all bills of exchange and promissory notes of the corporation; he may sign with the president or an executive vice-president all certificates of shares of the capital stock; whenever required by the board of directors, he shall render a statement of his cash account; he shall enter regularly full and accurate account of the corporation in books of the corporation to be kept by him for that purpose; he shall, at all reasonable times, exhibit his books and accounts to any director of the corporation upon application at his office during business hours; and he shall perform all acts incident to the position of chief financial officer. If required by the board of directors, the chief financial officer shall give a bond for the faithful discharge of his duties in such sum as the board of directors may require.

         SECTION 4.10. THE SECRETARY. The secretary shall keep the minutes of all meetings of the board of directors, the minutes of all meetings of the stockholders and (unless otherwise directed by the board of directors) the minutes of all committees, in books provided for that purpose; he shall attend to the giving and serving of all notices of the corporation; he may sign with an officer-director or any other duly authorized person, in the name of the corporation, all contracts authorized by the board of directors or by the committee, and, when so ordered by the board of directors or the committee, he shall affix the seal of the corporation thereto; he shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the board of directors or the committee may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the secretary's office during business hours; and he shall in general perform all the duties incident to the office of the secretary, subject to the control of the chief executive officer and the board of directors.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 13

         SECTION 4.11. THE ASSISTANT SECRETARIES. The assistant secretaries as thereunto authorized by the board of directors may sign with the chairman of the board, the president, the vice-chairman or an executive vice-president, certificates for stock of the corporation, the issue of which shall have been authorized by a resolution of the board of directors. The assistant secretaries, in general, shall perform such duties as shall be assigned to them by the secretary or chief executive officer, the board of directors, or these By-Laws.

         SECTION 4.12. SALARIES. The salaries of the officers shall be fixed from time to time by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

         SECTION 4.13. VOTING UPON STOCKS. Unless otherwise ordered by the board of directors or by the committee, the chief executive officer or any person or persons appointed in writing by any of the board of directors or by the committee,, shall have full power and authority in behalf of the corporation to attend and to act and to vote at any meetings of stockholders of any corporation or of the members of a limited liability company in which the corporation may hold stock or membership interests, and at any such meeting shall possess and may exercise any and all the rights and powers incident to the ownership of such stock, and which, as the owner thereof, the corporation might have possessed and exercised if present. The board of directors may confer like powers upon any other person or persons.

                                    ARTICLE V

                               Contracts and Loans

         SECTION 5.1. CONTRACTS. Except as otherwise provided in this Article V, the board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         SECTION 5.2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

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By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 14

                                   ARTICLE VI

                    Certificates for Stock and Their Transfer

         SECTION 6.1. CERTIFICATES FOR STOCK. Certificates representing stock of the corporation shall be in such form as may be determined by the board of directors. Such certificates shall be signed by the chairman of the board, the president, the vice-chairman or an executive vice-president and by the secretary or an authorized assistant secretary and shall be sealed with the seal of the corporation. The seal may be a facsimile. If a stock certificate is countersigned (i) by a transfer agent other than the corporation or its employee, or (ii) by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In the event that any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. All certificates for stock shall be consecutively numbered or otherwise identified. The name of the person to whom the shares of stock represented thereby are issued, with the number of shares of stock and date of issue, shall be entered on the books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares of stock shall have been surrendered and canceled, except that, in the event of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

         SECTION 6.2. TRANSFERS OF STOCK. Transfers of stock of the corporation shall be made only on the books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such stock. The person in whose name stock stands on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

                                   ARTICLE VII

                                   Fiscal Year

         SECTION 7.1. FISCAL YEAR. The fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 15

                                  ARTICLE VIII

                                      Seal

         SECTION 8.1. SEAL. The board of directors shall approve a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the corporation, the year and state of its incorporation.

                                   ARTICLE IX

                                Waiver of Notice

         SECTION 9.1. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of these By-Laws or under the provisions of the Certificate of Incorporation or under the provisions of the General Corporation Law of Delaware, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of any person at a meeting for which any notice is required to be given under the provisions of these By-Laws, the Certificate of Incorporation or the General Corporation Law of Delaware shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any businesses because the meeting is not lawfully called or convened.

                                    ARTICLE X

                                   Amendments

         SECTION 10.1. AMENDMENTS. These By-Laws may be altered, amended or repealed and new By-Laws may be adopted at any meeting of the board of directors of the corporation by the affirmative vote of at least a majority of the members of the board, or by the affirmative vote of the holders of at least 66 2/3% of the shares of each class and series, if any, of capital stock of the corporation issued and outstanding and entitled to vote generally in the election of directors, voting together as a single class, cast at a meeting of the stockholders called for that purpose.

By-Laws of Ontro, Inc.
(as adopted on October __, 2002)
Page 16

                                   ARTICLE XI

                                 Indemnification

         SECTION 11.1. INDEMNIFICATION. The Company shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the Certificate of Incorporation consistent with General Corporation Law of Delaware, as amended from time to time.